Registration No. 2-74667
                                                      Registration No.811-03301
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

         Pre-Effective Amendment No.

         Post-Effective Amendment No.  44                                  [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

         Amendment No.  46                                                 [X]

                        (Check appropriate box or boxes)
                        --------------------------------

                            SEPARATE ACCOUNT NO. 301
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           --------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code: 1-(800) 248-2138

                           --------------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)

           ---------------------------------------------------------

                  Please send copies of all communications to:
                          CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001

                  --------------------------------------------

         Approximate Date of Proposed Public Offering: Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      On April 30, 2010 pursuant to paragraph (b) of Rule 485.

[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in separate account under variable annuity contracts.

                         -----------------------------

AXA Equitable's 300+ Series
Certificates under Group Annuity Contracts



PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your Certificate. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

--------------------------------------------------------------------------------

This prospectus is not your Certificate. Your Certificate and any endorsements, riders and data pages as identified in your Certificate are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the Certificate's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the Certificate, the description of the Certificate's provisions in this prospectus is qualified in its entirety by the terms of the actual Certificate. The Certificate should be read carefully. You have the right to cancel the Certificate within a certain number of days after receipt of the Certificate. You should read this prospectus in conjunction with any applicable supplements.


WHAT IS AXA EQUITABLE'S 300+ SERIES?


AXA Equitable's 300+ Series Certificates are group annuity contracts(1) issued by AXA Equitable Life Insurance Company ("AXA Equitable"). They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment options ("Funds") or guaranteed rate accounts ("GRAs"), the "investment options" in AXA Equitable's 300+ Series.



--------------------------------------------------------------------------------
 INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 ASSET ALLOCATION
--------------------------------------------------------------------------------
o AXA Moderate Allocation(2)
--------------------------------------------------------------------------------
 CASH EQUIVALENTS
--------------------------------------------------------------------------------
o EQ/Money Market                      o Guaranteed Rate Accounts
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International   o EQ/BlackRock International Value
--------------------------------------------------------------------------------
 BONDS
--------------------------------------------------------------------------------
o EQ/Intermediate Government Bond      o Multimanager Multi-Sector Bond
  Index
--------------------------------------------------------------------------------
 LARGE CAP BLEND
--------------------------------------------------------------------------------
o EQ/Capital Guardian Research         o EQ/Equity 500 Index
o EQ/Common Stock Index
--------------------------------------------------------------------------------
 LARGE CAP GROWTH
--------------------------------------------------------------------------------
o EQ/Large Cap Growth Plus             o Multimanager Aggressive Equity
--------------------------------------------------------------------------------
 LARGE CAP VALUE
--------------------------------------------------------------------------------
o EQ/Large Cap Value PLUS
--------------------------------------------------------------------------------
 SMALL CAP VALUE
--------------------------------------------------------------------------------
o Multimanager Small Cap Value
--------------------------------------------------------------------------------
 SPECIALTY
--------------------------------------------------------------------------------
o Multimanager Technology
--------------------------------------------------------------------------------

(1)   In certain states the 300+ Series contracts are individual contracts.

(2)   This investment option may be referred to as an "AXA Allocation
      Portfolio".


You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.

GUARANTEED RATE ACCOUNTS. You may allocate amounts to the GRAs which offer guarantees of principal, as well as interest at rates we set.

TYPES OF CONTRACTS. We offer the Certificates for use as:

o   Regular IRAs or Roth IRAs

o   Tax Sheltered Annuities ("TSAs")

o   Simplified Employee Pensions ("SEP")

o   Savings Incentive Match Plans for Employees ("SIMPLE")


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information ("SAI") dated May 1, 2010, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number (1-800-248-2138-0 in France, Italy, Korea,
Israel, Switzerland, and the United Kingdom). The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our Processing Office at AXA Equitable 300+ Series, Box 4875, Syracuse, NY 13221 or calling 1-800-248-2138.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                     x02887/300+

Contents of this prospectus



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AXA EQUITABLE'S 300+ SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
AXA Equitable's 300+ Series Certificates at a glance --
  key features                                                               5
How to reach us                                                              6


--------------------------------------------------------------------------------
FEE TABLE                                                                    7
--------------------------------------------------------------------------------
Example                                                                      9
Condensed financial information                                              9



--------------------------------------------------------------------------------
1. CERTIFICATE FEATURES                                                     10
--------------------------------------------------------------------------------
How do I purchase and contribute to my Certificate?                         10
Owner and annuitant requirements                                            11
How do I make my contributions?                                             11
What are my investment options within the Certificate?                      12
Portfolios of the Trusts                                                    13
Guaranteed Rate Accounts                                                    15
Allocating your contributions                                               15
Your right to cancel within a certain number of days                        15



--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                     16
--------------------------------------------------------------------------------
Your account balance in the Funds                                           16
Your account balance in the GRAs                                            16



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         17
--------------------------------------------------------------------------------
Disruptive transfer activity                                                17



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     19
--------------------------------------------------------------------------------
Withdrawing your account balance                                            19
Choosing your retirement payout options                                     19


------------
"We," "our" and "us" refers to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."


2  Contents of this prospectus

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     21
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          21
Charges the Trusts deduct                                                   21
Certain expense limitations                                                 22



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH AND DISABILITY BENEFIT                                  23
--------------------------------------------------------------------------------
Your beneficiary and payment of death benefit                               23
When the participant dies before distributions begin                        23
Beneficiary continuation option                                             23
When the participant dies after the retirement date                         23
Disability payment                                                          23



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          24
--------------------------------------------------------------------------------
Tax changes                                                                 24
Buying a contract to fund a retirement arrangement                          24
Tax-Sheltered Annuity arrangements (TSAs)                                   24
Individual Retirement Annuities (Regular and Roth IRAs)                     24
IRAs under SEPs and Simplified Employee Pension Plans
  (SEPs and SIMPLEs)                                                        25



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         26
--------------------------------------------------------------------------------
About AXA Equitable                                                         26
About Separate Account No. 301                                              26
About the Trusts                                                            26
About the general account                                                   27
Dates and prices at which Certificate events occur                          27
About your voting rights                                                    27
About the group annuity contracts                                           28
IRS disqualification                                                        28
About legal proceedings                                                     28
Financial Statements                                                        28
Transfers of ownership, collateral assignments, loans,
  and borrowing                                                             28
Distribution of the Certificates                                            28
Reports and additional information                                          28

--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
I -- Condensed financial information                                       A-1



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
--------------------------------------------------------------------------------





                                                  Contents of this prospectus  3

Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
  ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Moderate Allocation                                            AMA 1-3
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
EQ/AllianceBernstein International                               EQABI 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Money Market                                                   EQMM 1-3



3-a  Contents of this Prospectus (Cont'd.)

AXA Equitable's 300+ Series

--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES

This index should help you locate more information on the terms used in this prospectus.


                                           PAGE
   Accessing Your Money                      19
   account balance                           16
   AIMS                                      15
   annuitant                                 11
   Annuity Payout Options                    19
   beneficiary                               23
   Beneficiary continuation option           23
   Business Day                              27
   cash value                                16
   Charges and Expenses                      21
   contributions                             11
   Death Benefit                             23
   Disruptive transfer activity              17
   Guaranteed Rate Accounts                  15
   Investment Options                        12
   Key Features                               5
   Market timing                             17
   Payout Options                            19
   Portfolio                              cover
   Processing Office                          6
   Regular IRA                               10
   Retirement Payout Options                 19
   Right to Cancel                           15
   Roth IRA                                  10
   SAI                                    cover
   SEP                                       11
   SIMPLE                                    11
   Tax Information                           24
   Transferring Your Money                   17
   Trusts                                 cover
   TSA                                       11
   Unit                                      16
   Variable Investment Funds                 12
   Voting Rights                             27


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


                                                   AXA Equitable's 300+ Series 4

AXA Equitable's 300+ Series

--------------------------------------------------------------------------------

AXA EQUITABLE'S 300+ SERIES CERTIFICATES AT A GLANCE -- KEY FEATURES


PROFESSIONAL INVESTMENT MANAGEMENT

AXA Equitable's 300+ Series Funds invest in different Portfolios managed by professional investment advisers.


GUARANTEED RATE ACCOUNTS

o    New GRAs with one and three-year guarantee periods offered quarterly.

o Principal guaranteed; interest guaranteed when GRA is held to maturity of guarantee period.


TAX ADVANTAGES OF PLAN

o    On contributions

     Pre-tax contributions except for certain IRAs and for Roth IRAs.

o    On earnings inside the Certificate

     No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.

o    On transfers inside the Certificate

     No tax on transfers among investment options.

o    On payout

     Tax-favored payout alternatives.

Because you are purchasing an annuity contract as an Individual Retirement Annuity ("IRA"), or to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information", later in this prospectus and in the SAI).


MINIMUM CONTRIBUTION AMOUNTS

o AXA Equitable has no minimum (If you are contributing through an employer, the employer may have a minimum).


ACCESS TO YOUR MONEY

o Lump sum withdrawals (You may be subject to a withdrawal charge for certain withdrawals or transfers from the GRAs. You may also incur income tax and a penalty tax on any withdrawal.)


PAYOUT ALTERNATIVES

o    Fixed annuity payout benefit

o    Periodic distribution option

o    Single sum payment

o    Other annuity or optional retirement benefits we may offer


ADDITIONAL FEATURES

o    Transfers among the Funds

o    Transfers from the GRAs, subject to special rules

o Toll-free telephone access to information regarding your account and use of the Account Investment Management system for transfers


o Internet access to account information and ability to manage account at: https://axa300plus.axa-equitable.com



FEES AND CHARGES

o Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

o Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

o    Other expenses charged directly to the Funds for operating expenses.

o 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from GRAs. There are exceptions to withdrawal charge and it is not applicable in all states.

o Annual expenses of the Trusts' Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management fees ranging from 0.10% to 0.95% annually, other expenses and, for certain portfolios, 12b-1 fees of 0.25% annually.

o Annual expenses of the Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee Table" later in this Prospectus for details.

o One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.


o Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.

The above is not a complete description of all material provisions of the Certificates. For more detailed information, we urge you to read the contents of this prospectus, as well as your Certificate. This prospectus is not your Certificate. Your Certificate and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The Certificate should be read carefully before investing. Please feel free to call us if you have any questions. If for any reason you are not satisfied with your Certificate, you may return it to us for a


5  AXA Equitable's 300+ Series
refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this Prospectus for additional information.


HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
By logging on to https://axa300plus.axa-equitable.com and entering with your User ID and Password you can use the Internet to access certain retirement account information such as:

o Investment performance, current investment fund unit values, and current guaranteed option interest rates.

o Transfer assets between investment options and obtain account balance information.

o Change the allocation of future contributions and maturing Guaranteed Rate Accounts.

--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable 300+ Series
P.O. Box 1599
Newark, New Jersey 07101-9764

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable 300+ Series
P.O. Box 4875
Syracuse, NY 13221


--------------------------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may also use our AIM System to reach us toll-free at 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom for a recording of:

o    Daily unit values for the Funds

o    Guaranteed rates applicable to the GRAs

o    Performance results for each Fund

You may also use our toll-free number to change allocation instructions, make telephone transfers among the investment options, or, during our regular business hours, to speak with one of our customer service representatives.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

You should send all contributions, notices, and requests to our Processing Office at the address above.

--------------------------------------------------------------------------------
 BY E-MAIL
--------------------------------------------------------------------------------
We welcome your comments and questions regarding the AXA Equitable 300+ Series. If you have a comment or suggestion about the 300+ Series website we would appreciate hearing from you. Go to https://axa300plus.axa-equitable.com and click on "Contact Us" or you can E-mail us directly to 300plus@axa-equitable.com.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the Certificate owner. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


                                                  AXA Equitable's 300+ Series  6

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time of your initial contribution, if you take withdrawals or make transfers from the GRAs or if you purchase an annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

--------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR INITIAL CONTRIBUTION
--------------------------------------------------------------------------------
SEP and SIMPLE enrollment fee(1)                                $25

--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT BALANCE AT THE TIME YOU REQUEST
 CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------
Maximum charge for withdrawals or transfers from the GRAs(2)   7.00%
--------------------------------------------------------------------------------
Charge if you purchase an annuity payout option                $350

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
--------------------------------------------------------------------------------
Administrative charge                                          0.25%
--------------------------------------------------------------------------------

Maximum Fund related other expenses(3)                         0.03%

--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT BALANCE AT THE END OF EACH CALENDAR QUARTER
--------------------------------------------------------------------------------
Maximum participant service charge(4)                         $7.50


A proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund of the Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2009 charged by any of the Portfolios that apply periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

--------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
--------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses for 2009 (expenses    Lowest   Highest
that are deducted from Portfolio assets including management    ------   -------
fees, 12b-1 fees, service fees, and/or other expenses)(5)       0.47%    1.48%

--------------------------------------------------------------------------------

This table shows the fees and expense for 2009 as an annual percentage of each Portfolio's daily average net assets.


--------------------------------------------------------------------------------
                                          FUND RELATED EXPENSES
--------------------------------------------------------------------------------
                                      ADMINIS-
                                      TRATIVE      OTHER
            PORTFOLIO NAME             CHARGE    EXPENSES     TOTAL
--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Moderate Allocation(6)(8)           0.25%      0.03%       0.28%
Multimanager Aggressive Equity(7)       0.25%      0.03%       0.28%
Multimanager Multi-Sector Bond(7)       0.25%      0.03%       0.28%
Multimanager Small Cap Value            0.25%      0.00%       0.25%
Multimanager Technology                 0.25%      0.00%       0.25%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  TRUST RELATED EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                           ACQUIRED
                                                                             FUND       TOTAL                    NET
                                                                           FEES AND    ANNUAL        FEE       ANNUAL
                                                                           EXPENSES   EXPENSES     WAIVERS    EXPENSES
                                                                          (UNDERLY-    (BEFORE     AND/OR      (AFTER
                                      MANAGE-                                ING       EXPENSE     EXPENSE    EXPENSE
                                       MENT       12B-1       OTHER        PORTFO-     LIMITA-   REIMBURSE-   LIMITA-     TOTAL
            PORTFOLIO NAME           FEES(10)   FEES(11)   EXPENSES(12)   LIOS)(13)     TION)     MENTS(14)    TIONS)   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation(6)(8)          0.10%        --        0.18%          0.69%       0.97%      (0.07)%     0.90%     1.25%
Multimanager Aggressive Equity(7)      0.59%        --        0.23%            --        0.82%         --       0.82%     1.10%
Multimanager Multi-Sector Bond(7)      0.53%        --        0.21%            --        0.74%         --       0.74%     1.02%
Multimanager Small Cap Value           0.85%      0.25%       0.20%            --        1.30%         --       1.30%     1.55%
Multimanager Technology                0.95%      0.25%       0.24%          0.04%       1.48%         --       1.48%     1.73%
---------------------------------------------------------------------------------------------------------------------------------


7 Fee table

-----------------------------------------------------------------------
                                           FUND RELATED EXPENSES
-----------------------------------------------------------------------
                                       ADMINIS-
                                       TRATIVE      OTHER
             PORTFOLIO NAME             CHARGE    EXPENSES     TOTAL
-----------------------------------------------------------------------
 EQ ADVISORS TRUST:
-----------------------------------------------------------------------
EQ/AllianceBernstein International(7)    0.25%      0.03%       0.28%
EQ/BlackRock International Value         0.25%      0.00%       0.25%
EQ/Capital Guardian Research             0.25%      0.00%       0.25%
EQ/Common Stock Index(8)                 0.25%      0.03%       0.28%
EQ/Equity 500 Index                      0.25%      0.00%       0.25%
EQ/Intermediate Gov. Bond Index(8)       0.25%      0.03%       0.28%
EQ/Large Cap Growth PLUS                 0.25%      0.00%       0.25%
EQ/Large Cap Value PLUS                  0.25%      0.03%       0.28%
EQ/Money Market(9)                       0.25%      0.03%       0.28%
-----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                   TRUST RELATED EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
                                                                            ACQUIRED
                                                                              FUND       TOTAL                    NET
                                                                            FEES AND    ANNUAL        FEE       ANNUAL
                                                                            EXPENSES   EXPENSES     WAIVERS    EXPENSES
                                                                           (UNDERLY-    (BEFORE     AND/OR      (AFTER
                                       MANAGE-                                ING       EXPENSE     EXPENSE    EXPENSE
                                        MENT       12B-1        OTHER       PORTFO-     LIMITA-   REIMBURSE-   LIMITA-     TOTAL
             PORTFOLIO NAME           FEES(10)   FEES(11)   EXPENSES(12)   LIOS)(13)     TION)     MENTS(14)    TIONS)   EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International(7)   0.73%        --         0.14%           --       0.87%       0.00%       0.87%     1.15%
EQ/BlackRock International Value        0.83%      0.25%        0.19%           --       1.27%       0.00%       1.27%     1.52%
EQ/Capital Guardian Research            0.65%      0.25%        0.14%           --       1.04%      (0.07)%      0.97%     1.29%
EQ/Common Stock Index(8)                0.35%        --         0.14%           --       0.49%         --        0.49%     0.77%
EQ/Equity 500 Index                     0.25%      0.25%        0.14%           --       0.64%         --        0.64%     0.89%
EQ/Intermediate Gov. Bond Index(8)      0.35%        --         0.14%         0.03%      0.52%         --        0.52%     0.80%
EQ/Large Cap Growth PLUS                0.50%      0.25%        0.20%         0.02%      0.97%       0.00%       0.97%     1.22%
EQ/Large Cap Value PLUS                 0.47%        --         0.23%           --       0.70%       0.00%       0.70%     0.98%
EQ/Money Market(9)                      0.31%        --         0.16%           --       0.47%         --        0.47%     0.75%
----------------------------------------------------------------------------------------------------------------------------------


(1) We charge a one time non-refundable enrollment fee of $25 for each participant in a SEP or SIMPLE IRA. Unless otherwise paid by your employer, we collect this fee from your initial contribution.

(2) We generally, where applicable, impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or trans ferred, or, if less, the accumulated interest. No withdrawal or transfer charge applies to amounts in the Funds.

(3) These expenses vary by Fund and will fluctuate from year to year based on actual expenses. See the table that provides the expenses for each Fund later in this section.

(4) This charge is to reimburse us for certain administrative charges. For SEP and SIMPLE IRA, the charge is up to $15 per year. For regular IRA, Roth IRA and TSA Certificates, the charge is up to $30 per year. See "Participant service charge" in "Charges and expenses" later in this prospectus for more information.


(5) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios.



(6) The AXA Moderate Allocation variable investment option invests in a corresponding portfolio of AXA Premier VIP Trust. The AXA Moderate Allocation portfolio in turn invests in shares of other portfolios of EQ Advisors Trust and AXA Premier VIP Trust and/or shares of unaffiliated portfolios (the "underlying portfolios"). Amounts shown reflect the AXA Moderate Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests.



(7) AXA Equitable currently reimburses these Funds on a discretionary basis for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. See "Certain expense limitations" later in this prospectus.



(8) AXA Equitable will reimburse these Funds for certain expenses to the extent they exceed 1.5% in any calendar year of the Fund's average daily net assets. See "Certain expense limitations" later in this prospectus.



(9) AXA Equitable will reimburse the EQ/Money Market Fund for certain expenses to the extent they exceed 1.0% in any calendar year of the Fund's average daily net assets. See "Certain expense limitations" later in this prospectus.



(10) The management fees and administrative fees for each portfolio cannot be increased without a vote of each Portfolio's shareholders. The annual amount of management fees applicable to the EQ/Money Market Fund and EQ/Intermediate Government Bond Index Fund is limited to 0.35% of the value of the Funds' average daily net assets. This resulted in 0.15% reimbursement by AXA Equitable of management fees for the EQ/Intermediate Government Bond Index Fund. This limitation is a Certificate right for participants who enrolled prior to May 1, 1987 and cannot be changed without their prior consent. AXA Equitable has voluntarily agreed to impose this limitation for participants who enrolled after May 1, 1997 and reserves the right to discontinue the limitation at any time. See "Charges and expenses--Certain expense limitations" later in this prospectus.



(11) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2011. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.



(12) Other expenses shown are those incurred in 2009. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (12) for any expense limitation agreement information and "Certain Expense Limitations" under "Charges and expenses" later in this prospectus.



(13) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.



(14) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each Portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2011 (unless the Board of Trustees, including a majority of the independent Trustees, of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectus for each applicable underlying Trust for more information about the



                                                                     Fee table 8
     arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



   ------------------------------------------------
    PORTFOLIO NAME
   ------------------------------------------------
    Multimanager Aggressive Equity         0.81%
    Multimanager Small Cap Value           1.29%
    Multimanager Technology                1.46%
    EQ/Capital Guardian Research           0.96%
    EQ/Large Cap Growth PLUS               0.96%
    EQ/Large Cap Value PLUS                0.69%
   ------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include certificate owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The example below shows the expenses that a hypothetical certificate owner would pay in the situations illustrated and assumes the maximum charges applicable under the certificate and that no amounts are allocated to the GRAs. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The guaranteed rate accounts are not covered by this example. However, the ongoing expenses do apply to the guaranteed rate accounts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------------------
                                                         IF YOU SURRENDER OR DO NOT SURRENDER
                                                            YOUR CONTRACT AT THE END OF THE
                                                                APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------
                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                          $231      $657       $1,105     $2,330
(b) assuming minimum fees and expenses of any of the
    Portfolios                                          $131      $354       $  589     $1,241
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                            IF YOU ANNUITIZE AT THE END OF
                                                              THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------
                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                          $581      $1,007     $1,455     $2,680
(b) assuming minimum fees and expenses of any of the
    Portfolios                                          $481      $  704     $  939     $1,591
--------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION

Please see Appendix I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

9 Fee table

1.  Certificate features


--------------------------------------------------------------------------------

HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?

You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA, or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.


--------------------------------------------------------------------------------
We reserve the right, in our sole discretion, to prohibit further enrollment of participants under the Plan.
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
 CERTIFICATE TYPE                   CONTRIBUTION SOURCES
-------------------------------------------------------------------------------------
Regular IRA                         o "Regular" IRA contributions may not exceed
-- typically pre-tax contributions    $ 5,000.
-- distributions are taxable        o Additional "catch-up" contributions.
                                    o Eligible rollover distributions from 403(b)
                                      plans, qualified plans, and governmental
                                      employer 457(b) plans.
                                    o Rollovers of after-tax funds from Regular
                                      IRAs, 403(b) plans and qualified plans.
                                    o Rollovers from another traditional individual
                                      retirement arrangement.
                                    o Direct custodian-to-custodian transfers from
                                      other traditional individual retirement
                                      arrangements.
-------------------------------------------------------------------------------------
Roth IRA                            o "Regular Roth" IRA contributions may not
-- after-tax contributions            exceed $5,000.
-- distributions are tax-free       o Additional "catch-up" contributions.
   when conditions met              o Conversion rollovers from a Regular IRA or
                                      other eligible retirement plan.
                                    o Rollovers from another Roth IRA.
                                    o Direct transfers from another Roth IRA.
                                    o Rollovers from a "designated Roth
                                      contribution account" under a 401(k) plan or
                                      403(b) plan.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 CERTIFICATE TYPE                    CONTRIBUTION LIMITATIONS
-------------------------------------------------------------------------------------
Regular IRA                         o No regular IRA contributions in the calendar
-- typically pre-tax contributions    year you turn age 70-1/2 and thereafter.
-- distributions are taxable        o Additional catch-up contributions of up to
                                      $1,000 per calendar year where the owner is
                                      at least age 50 but under age 70-1/2 at any
                                      time during the calendar year for which the
                                      contribution is made.
                                    o Rollover or direct transfer contributions after
                                      age 70-1/2 must be net of required minimum
                                      distributions.
                                    o Each Contribution will be deemed to be
                                      made in your current taxable year unless you
                                      specify in writing that such contribution is a
                                      roll-over contribution or direct transfer
                                      contribution as provided by the Code.
-------------------------------------------------------------------------------------
Roth IRA                            o Additional catch-up contributions of up to
-- after-tax contributions            $1,000 per calendar year where the owner is
-- distributions are tax-free         at least age 50 at any time during the
  when conditions met                 calendar year for which the contribution is
                                      made.
                                    o Conversion rollovers after age 70-1/2 must be
                                      net of required minimum distributions for the
                                      Regular IRA or other eligible retirement plan
                                      which is the source of the conversion rollover.
                                    o Each Contribution will be deemed to be
                                      made in your current taxable year unless you
                                      specify in writing that such contribution is a
                                      roll-over contribution or direct transfer
                                      contribution as provided by the Code.
-------------------------------------------------------------------------------------


                                                         Certificate features 10

---------------------------------------------------------------------------------------------
 CERTIFICATE TYPE                            CONTRIBUTION SOURCES
---------------------------------------------------------------------------------------------
TSA                                          o Employer-remitted "salary reduction" and/or
-- favorable tax treatment for employees       various types of employer contributions.
   of tax-exempt organizations and public    o Additional "catch-up" contributions.
   schools                                   o Subject to recipient plan approval, eligible
                                               rollover distributions from other 403(b) plans,
                                               qualified plans (may include after-tax funds),
                                               and of pre-tax funds from governmental
                                               employer 457(b) plans and Regular IRAs.
                                             o Only if Plan permits, direct plan-to-plan
                                               transfers from another 403(b) plan or
                                               contract exchanges under the same 403(b)
                                               plan.
                                             o We do not accept "designated Roth
                                               contributions" under Section 402A of the
                                               Code.
---------------------------------------------------------------------------------------------
SEP                                          o Employer contributions.
-- simplified employee pension plans         o Employee contributions permitted.
-- employer contributions to a Regular IRA     (See above under "Regular IRA".)
   issued to and owned by employee
---------------------------------------------------------------------------------------------
SIMPLE IRA                                   o Employee salary reduction and employer
-- savings incentive match                     matching contributions or employer
   plan for employees                          non-elective contributions.
-- employer contributions to a Regular IRA
   issued to and owned by employee
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 CERTIFICATE TYPE                            CONTRIBUTION LIMITATIONS
---------------------------------------------------------------------------------------------
TSA                                          o For 2010, the maximum amount of employer
-- favorable tax treatment for employees       and employee contributions is generally the
   of tax-exempt organizations and public      lesser of $49,000 or 100% of compensation;
   schools                                     with maximum employee salary reduction
                                               contribution of $16,500.
                                             o If your employer's plan permits, additional
                                               salary reduction catch-up contributions of up
                                               to $5,500 can be made where the Plan
                                               participant is at least age 50 at any time
                                               during 2010.
                                             o Rollover or direct transfer contributions after
                                               age 70-1/2 must be net of required minimum
                                               distributions.
---------------------------------------------------------------------------------------------
SEP                                          o For 2010, annual employer contributions up
-- simplified employee pension plans           to the lesser of $49,000 or 25% of employee
-- employer contributions to a Regular IRA     compensation.
   issued to and owned by employee
---------------------------------------------------------------------------------------------
SIMPLE IRA                                   o Salary reduction contributions of up to
-- savings incentive match                     $11,500 for 2010.
   plan for employees                        o Employer matching contributions up to 3% of
-- employer contributions to a Regular IRA     employee compensation; 2% non-elective
   issued to and owned by employee             contributions.
                                             o If your employer's plan permits, additional
                                               salary reduction catch-up contributions
                                               totalling up to $2,500 can be made where
                                               the owner is at least age 50 at any time
                                               during 2010.
                                             o Any contribution made by any means other
                                               than through salary reduction by your
                                               employer may be made only subject to our
                                               rules then in effect.
---------------------------------------------------------------------------------------------

See "Tax information" later in this prospectus and in the SAI for a more detailed discussion of certain contribution and other limitations.

OWNER AND ANNUITANT REQUIREMENTS

The annuitant and the owner must be the same person.

HOW DO I MAKE MY CONTRIBUTIONS?

Contributions must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars and made payable to AXA Equitable. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.


You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.

If your contract is sold through AXA Advisors, our affiliated broker-dealer, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return



11  Certificate features
the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

For any additional contributions that are sent without allocation instructions, those contributions will be allocated to the EQ/Money Market variable investment fund.


GENERALLY OUR "BUSINESS DAY" IS ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING AND GENERALLY ENDS AT 4 P.M. EASTERN TIME. A BUSINESS DAY DOES NOT INCLUDE A DAY WE CHOOSE NOT TO OPEN DUE TO EMERGENCY CONDITIONS. WE MAY ALSO CLOSE EARLY DUE TO EMERGENCY CONDITIONS.

DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS

If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed.

We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.


WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE?

We allocate your contributions among the investment options available under the Certificates according to your instructions. Your investment options are the Funds and the GRAs.

VARIABLE INVESTMENT FUNDS

Your investment results in any one of the Funds will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund. Listed below are the currently available Portfolios, their investment objectives, and their advisers. You can choose among Funds that invest in corresponding Portfolios.


                                                        Certificate features  12

PORTFOLIOS OF THE TRUSTS

The AXA Allocation Portfolio(s) offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolio(s) by AXA Equitable. AXA Equitable may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolio(s) may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST                 SHARE                                                  INVESTMENT MANAGER
 PORTFOLIO NAME                        CLASS  OBJECTIVE                                       (OR SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION                  A    Seeks long-term capital appreciation and        o AXA Equitable
                                              current income.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY           A    Seeks long-term growth of capital.              o AllianceBernstein L.P.
                                                                                              o AXA Equitable
                                                                                              o ClearBridge Advisors, LLC
                                                                                              o Legg Mason Capital Management, Inc.
                                                                                              o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND           A    Seeks high total return through a               o Pacific Investment Management
                                              combination of current income and capital         Company LLC
                                              appreciation.                                   o Post Advisory Group, LLC
                                                                                              o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE             B    Seeks long-term growth of capital.              o AXA Equitable
                                                                                              o BlackRock Investment Management, LLC
                                                                                              o Franklin Advisory Services, LLC
                                                                                              o Pacific Global Investment Management
                                                                                                Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY                  B    Seeks long-term growth of capital.              o AXA Equitable
                                                                                              o RCM Capital Management LLC
                                                                                              o SSgA Funds Management, Inc.
                                                                                              o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                     SHARE                                                  INVESTMENT MANAGER
 PORTFOLIO NAME                        CLASS  OBJECTIVE                                       (OR SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL      1A    Seeks to achieve long-term growth of            o AllianceBernstein L.P.
                                              capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE        1B    Seeks to provide current income and             o BlackRock International Limited
                                              long-term growth of income, accompanied
                                              by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH            1B    Seeks to achieve long-term growth of            o Capital Guardian Trust Company
                                              capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX                   1A    Seeks to achieve a total return before          o AllianceBernstein L.P.
                                              expenses that approximates the total return
                                              performance of the Russell 3000 Index,
                                              including reinvestment of dividends, at a risk
                                              level consistent with that of the Russell
                                              3000 Index.
------------------------------------------------------------------------------------------------------------------------------------


13 Certificate features

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                SHARE                                                 INVESTMENT MANAGER
PORTFOLIO NAME                   CLASS OBJECTIVE                                       (OR SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX               1B   Seeks to achieve a total return before          o AllianceBernstein L.P.
                                       expenses that approximates the total return
                                       performance of the S&P 500 Index, including
                                       reinvestment of dividends, at a risk level
                                       consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND   1A   Seeks to achieve a total return before          o SSgA Funds Management, Inc.
INDEX                                  expenses that approximates the total return
                                       performance of the Barclays Capital
                                       Intermediate Government Bond Index,
                                       including reinvestment of dividends, at a risk
                                       level consistent with that of the Barclays
                                       Capital Intermediate Government Bond
                                       Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS          1B   Seeks to provide long-term capital growth.      o AXA Equitable
                                                                                       o BlackRock Investment Management, LLC
                                                                                       o Marsico Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS           1A   Seeks to achieve long-term growth of            o AllianceBernstein L.P.
                                       capital.                                        o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                   1A   Seeks to obtain a high level of current         o The Dreyfus Corporation
                                       income, preserve its assets and maintain
                                       liquidity.
------------------------------------------------------------------------------------------------------------------------------------


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUS FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-248-2138.


                                                         Certificate features 14

GUARANTEED RATE ACCOUNTS

You can allocate contributions to the GRAs that provide principal and interest guarantees. These amounts become part of our general account assets. We discuss our general account under "More information" later in this prospectus.

Currently, we offer GRAs with guarantee periods of one and three years. We may offer additional or different guarantee periods in the future.

New one-year and three-year guarantee periods are offered each calendar quarter. We announce a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates are set according to our procedures at the time. Thus, different interest rates may apply to different amounts in the GRAs. All interest rates are effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest will never be less than 3%.

At the end of a guarantee period (the maturity date), unless you instruct us otherwise, we will automatically contribute the accumulated amount to a new guarantee period of similar duration. If we are offering no guarantee period of a similar duration, we will transfer the amount to the maturity period of the shortest duration we then offer.

You may allocate amounts in maturing guarantee periods to one or more other investment options by using the AIM System (see below). We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.

The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date, may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. For further information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all of the Funds or GRAs. Allocations must be in whole percentages, which you may change at any time in writing or by telephone using our voice response system. (See "Our Account Investment Management System ("AIMS") below.) Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.

The group annuity contract that covers the plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE

Participants may use automated AIMS or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number and internet password to you after we receive your completed enrollment form. Our internet website can be accessed at https://axa300plus.axa-equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS or by the internet website. The procedures require personal identification information, including your PSC number or password, prior to acting on telephone instructions or internet instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions or internet instructions we reasonably believe to be genuine.

A transfer request will be effective on the business day we receive the request if we receive it before the close of the business day. Otherwise the transfer request will be effective on the next business day. We will confirm all transfers in writing. We reserve the right to limit access to this service if we determine that you are engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.

We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax information" later in this prospectus and in the SAI for possible consequences of canceling your Certificate.

If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.


15  Certificate features

2. Determining your Certificate's value


--------------------------------------------------------------------------------

We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds and the GRAs to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and expenses" later in this prospectus.

We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge where applicable, as described below.


YOUR ACCOUNT BALANCE IN THE FUNDS

Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.

We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the business day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options.


YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs and charge deductions. The cash value of your GRAs will be less any withdrawal charge that applies on withdrawals, including transfers, from any of your GRA guarantee periods prior to maturity. Thus, if you withdrew an amount from a GRA period, before the maturity date, we would pay you the cash value. Please see "The Guaranteed Rate Accounts" in the SAI for more information.


                                        Determining your Certificate's value  16

3. Transferring your money among investment options


--------------------------------------------------------------------------------


At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. Withdrawals or transfers from the GRAs before a maturity date are restricted and may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. In addition, upon at least 90 days advance notice to you, we reserve the right to restrict transfers among the Funds, including limitations on the number within a 12 month period, frequency, or dollar amount of transfers. Also, upon at least 90 days advance notice to you we reserve the right to place limits on transfers made to and from the GRAs. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.


You may request a transfer by telephone using AIMS, our internet website, or by completing a form provided by AXA Equitable. Transfer requests should specify:

o    your Social Security number,

o    the amounts or percentages to be transferred, and

o    the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the business day we receive your transfer request and all necessary information if we receive your request before the close of the business day. Otherwise, we will make transfers involving the Funds on the next business day.

Transfers are permitted to and from the guarantee periods of the GRAs, but transfers may not be made from one guarantee period to another, nor during the "open period" in calendar quarters when new guarantee periods are offered for GRAs. In the case of trustee-to-trustee transfers during the open period, we will impose a withdrawal charge if applicable. Transfers from a GRA guarantee period, like withdrawals, may be subject to a withdrawal charge.

Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the Certificate is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Certificate is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and Certificate owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


17  Transferring your money among investment options

When a Certificate owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Certificate owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Certificate owner is identified a second time as engaged in potentially disruptive transfer activity under the Certificate, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Certificate. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all Certificate owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by Certificate owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the Certificate owner.

Certificate owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, Certificate owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Certificate owners may be treated differently than others, resulting in the risk that some Certificate owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


                            Transferring your money among investment options  18

4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT BALANCE

You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value, giving effect to any withdrawal charge. No withdrawal charge applies to withdrawals from any of the Funds.

Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing your retirement payout options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals, see "Tax information" later in this prospectus and in the SAI.

We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.

SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE

You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that business day.

You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing your retirement payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus and in the SAI.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.

CHOOSING YOUR RETIREMENT PAYOUT OPTIONS

When you are ready to receive retirement benefits you have a choice of several options:

o    Single sum benefit payment.

o    Periodic distribution option.

o    Fixed full cash refund annuity.

o    Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.

The same amounts will be applied to provide a periodic distribution option of at least three years or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.


ANNUITY PAYOUT OPTIONS

Depending upon the terms of your Certificate, you can choose from among the following annuity payout options:

FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." However, in certain states* the normal form of annuity benefit is a 10 year period certain. For further information see below. The full cash refund annuity provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.

TEN-YEAR PERIOD CERTAIN ANNUITY. An annuity that guarantees payments for 10 years. The guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

----------------------
* FL, MA, MD, MN, MO, NC, PA, SD, TX, UT, WA

19  Accessing your money

PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax information" in the SAI.

To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.

We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Final Treasury Regulations provide.


Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial monthly payment of at least $20. We reserve the right to pay you your certificate's cash value in a lump sum if these minimums are not met or if less than $50 per month would be payable under the periodic distribution option.


If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.

You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 70-1/2. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

o    the amount applied to purchase the annuity,

o    the type of payout option you choose, and,

o in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.


o If a benefit payable under your Certificate was based on information about the annuitant's age, gender or identity that is later found to be incorrect, we will adjust the benefit payments or the amount used to determine the benefit payments based on the correct information. Also, evidence that each payee is living must be furnished to us either by personal endorsement of the check drawn for payment or by other means satisfactory to us.



                                                        Accessing your money  20

5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.

PARTICIPANT SERVICE CHARGE

On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the Funds in accordance with our administrative procedures then in effect.

The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:


o    whether contributions are made by payroll deduction or direct contribution;

o the number of participants contributing through the same payroll deduction facility or group;

o    the total contributions that we receive from an affiliated group;

o    the nature of the group purchasing the Certificates;

o the extent to which an employer provides services that we would otherwise provide; and

o    other circumstances that may have an impact on administrative expenses.


We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

PROGRAM-RELATED OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.

ANNUITY ADMINISTRATIVE CHARGE


If you elect the fixed annuity option under the Certificate or a variable payout annuity option if we make it available, at retirement we will deduct up to $350 from the amount applied to purchase the annuity. This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.


SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE

We impose a charge (where applicable) on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred during the guarantee period, or, if less, the accumulated interest. The charge, however, does not apply:

o    at maturity of the GRA guarantee period,

o    to withdrawals due to death or disability,

o    when the periodic distribution installment option is elected, or

o    when an annuity retirement option is elected.

However, the withdrawal charge applies to any other pre-maturity withdrawals at retirement.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us such as state premium taxes in your state. Generally, we deduct the charge from the amount applied to provide the annuity payout option. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 1%.


CHARGES THE TRUSTS DEDUCT

The Trusts deduct the following types of fees and expenses:

o    Investment management fees ranging from 0.10% to 0.95%.

o 12b-1 fees of 0.25% applicable to Class IB/B shares (see "More information" later in this prospectus).

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.


21  Charges and expenses

CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:

EQ/MONEY MARKET, EQ/COMMON STOCK INDEX, EQ/INTERMEDIATE GOVERNMENT BOND INDEX AND AXA MODERATE ALLOCATION FUNDS

The types of expenses included are:

o Investment advisory fees and certain other expenses attributable to assets of the Funds invested in the corresponding Portfolio.

o    Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations, above which we will reimburse the Funds, are:

o    1% of the EQ/Money Market Fund's average daily net assets.

o 1.5% of the EQ/Common Stock Index, EQ/Intermediate Government Bond Index and AXA Moderate Allocation Funds' respective average daily net assets.

We cannot change these expense limitations without the Participant's consent.

MULTIMANAGER AGGRESSIVE EQUITY, MULTIMANAGER MULTI-SECTOR BOND AND EQ/ALLIANCEBERNSTEIN INTERNATIONAL

We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.

EQ/MONEY MARKET AND EQ/INTERMEDIATE GOVERNMENT BOND INDEX FUNDS

If the amount of the management fees charged to these Portfolios exceeds 0.35% of its average daily net asset value, we will reimburse the corresponding Fund for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.


                                                        Charges and expenses  22

6. Payment of death and disability benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT

You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in the TSA Certificate.

The death benefit is equal to your cash value. We determine the amount of the death benefit as of the business day we receive satisfactory proof of death, any required instructions as to the method of payment and any other information we may require.


WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN

If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70-1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.


BENEFICIARY CONTINUATION OPTION

The beneficiary continuation option permits a designated individual, on the Certificate owner's death, to maintain a Certificate with the deceased Certificate owner's name on it and receive distributions under the Certificate, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under Regular IRA, Roth IRA and SIMPLE IRA Certificates, subject to state availability. It is not available for TSA Certificates. Please contact our Processing Office for further information.

This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will process the request.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For Regular IRA Certificates only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA Certificates. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

o The Certificate continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen. Separate share treatment is not available for trusts.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Certificate.


o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the Certificate in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.



WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE

If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules. If the Annuitant dies while periodic distribution payments are being made, a single lump sum death benefit will be paid to the Annuitant's beneficiary.


DISABILITY PAYMENT

In the case of disability (refer to your Certificate for a definition of disability) before your retirement date, we will pay you the cash value. TSA plans may be subject to certain restrictions.


23  Payment of death and disability benefit

7. Tax information


--------------------------------------------------------------------------------

TAX CHANGES

Federal income tax rules include the United States laws in the Internal Revenue Code (the "Code") and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular person's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate or payments under the Certificate, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Similarly an employer-sponsored individual retirement arrangement such as a SEP IRA, SARSEP IRA or SIMPLE IRA can be purchased in annuity or custodial account form. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as selection of investment funds and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts and annuity contracts funding 403(b) plans. Generally, these provisions will not apply to 300+ Series certificates because of the nature of the benefits provided under the certificate.

Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.


TAX-SHELTERED ANNUITY ARRANGEMENTS ("TSAS")

If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a 403(b) contract (also referred to as a tax-sheltered annuity contract or "TSA") for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are typically not taxable to you at the time of deferral, subject to annual limitations. We do not accept designated Roth contributions to the 300+ Series contract. Subject to the terms of your employer's plan, you may be eligible to make contributions of funds rolled over from other eligible retirement plans, including 403(b) plans, Regular IRAs, qualified plans and governmental employer 457(b) plans. The types of contributions and limits are discussed in the SAI. Annuity payments, withdrawals from or surrenders of, the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before you reach age 59-1/2, die, become disabled as defined in the Code, sever from employment with the employer which provided the funds for the TSA or suffer hardship. In the event of hardship, only the salary reduction contributions can be distributed.

Further discussion of TSA tax information including Regulations finalized in 2007 is in the SAI.


INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)


You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the amount of the contribution. Generally, $5,000 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs for the taxable year 2010. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year. In some cases you may be eligible for a "Saver's Tax Credit."


If you are at least age 50 at any time during the calendar year for which the contribution is made, you may be eligible to make an additional "catch-up" contribution of up to $1,000 for that year.

You may make contributions to a Regular IRA until the year you reach age 70-1/2. You may make contributions to a Roth IRA even after age 70-1/2, if you have compensation and your income is within specified federal income tax limits. These limits do not apply to rollover or


                                                             Tax information  24
custodian-to-custodian contributions into either kind of IRA. For 2010, you and your nonworking spouse can together contribute, annually, an aggregate maximum of $10,000 to Regular and Roth IRAs for you and your spouse (but no more than $5,000 to any one IRA certificate).


You may be able to contribute more if you are eligible to make catch-up contributions described above.

Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. In certain circumstances, Roth IRA distributions may be fully non-taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% federal income tax penalty.

Further discussion of IRA tax information is in the SAI.


IRAS UNDER SEPS AND SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective for 2010, an employer can annually contribute an amount for an employee up to the lesser of $49,000 or 25% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be further adjusted for cost of living changes in future years.


An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


o the employee salary reduction contribution is limited (up to $11,500 in 2010; this salary reduction limit may be further adjusted for cost of living changes in future years;)

o if the plan permits, an individual at least age 50 at any time during 2010 can make up to $2,500 additional salary reduction contributions for 2010;


o the employer must make contributions, generally a dollar-for-dollar match, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees; and

o employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of SEP and SIMPLE tax information is in the SAI.

25  Tax information

8. More information

--------------------------------------------------------------------------------

ABOUT AXA EQUITABLE

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



ABOUT SEPARATE ACCOUNT NO. 301

Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 301. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 301 is registered as a "unit investment trust" under the Investment Company Act of 1940. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account No. 301 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA/A or Class IB shares, respectively, issued by the corresponding Portfolio of the applicable Trust.

We reserve the right, subject to compliance with laws that apply, to:

(1) add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2)  combine any two or more Funds;

(3) transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4) operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5)  deregister Separate Account No. 301 under the Investment Company Act of
     1940;

(6)  restrict or eliminate any voting rights as to Separate Account No. 301;

(7) cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations. Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to class 1B/B shares and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.


                                                            More information  26

Unless otherwise required by law or regulation, an investment manager or sub-adviser or any investment policy may not be changed without the consent of AXA Equitable.



ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the Certificates, including those that apply to the GRAs, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary busines expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the Certificates in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is generally any day that the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open, or close early due to emergency conditions which would include but not limited to when:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.

If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m., Eastern Time on a business day, we will use the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the Funds are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to a GRA will receive the interest rate for that GRA in effect for that business day.

o Transfers to or from Funds will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a GRA will be based on the interest rate for that GRA in effect for the business day of the transfer.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o    The election of trustees.

o    The formal approval of independent auditors selected for the Trusts.

o Any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that Certificate owners vote.


VOTING RIGHTS OF OTHERS

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


27  More information

SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and JPMorgan Chase Bank ("Chase"), whose sole purpose is to serve as a party to the group annuity contracts. Chase has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.


IRS DISQUALIFICATION

If a retirement program funded by the Certificates is found not to qualify under the Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 301, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.


FINANCIAL STATEMENTS

The financial statements of Separate Account 301, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the Certificates only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the Certificates. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.

You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.


DISTRIBUTION OF THE CERTIFICATES

AXA Equitable performs all marketing and service functions under the Certificates. No sales commissions are paid with respect to units of interest in Separate Account 301; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.


REPORTS AND ADDITIONAL INFORMATION

Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund and GRA and the total balance and (4) the cash values of your GRAs. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.

As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at http://www.sec.gov.


                                                            More information  28

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------

                                         --------------------------------------------------------------
                                           2000        2001        2002        2003         2004
-------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                             $  97.08    $  94.68    $  82.43    $  98.08     $ 106.67
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         435         417         391         360          338
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------
  Unit value                                   --          --    $  10.84    $  14.58     $  17.13
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --         302         272          265
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                   --          --    $   8.16    $  10.39     $  12.60
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          49          55           66
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --           --
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                             $ 185.51    $ 165.26    $ 109.83    $ 163.68     $ 186.23
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         590         542         468         453          433
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                             $   8.80    $   7.69    $   5.94    $   7.56     $   8.30
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         235         399         469         561          556
-------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit Value                             $  52.69    $  56.57    $  61.41    $  62.50     $  63.79
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          87         100         123         136          115
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                             $  16.43    $  10.79    $   7.04    $   9.07     $  10.18
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         211         141         122         125          123
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --           --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --           --
-------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------
  Unit value                             $  31.41    $  32.46    $  32.79    $  32.90     $  33.06
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         777         754         763         616          553
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                             $  44.83    $  33.10    $  23.46    $  32.14     $  35.95
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         145         141         128         119          111
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
  Unit value                             $  25.20    $  25.37    $  24.54    $  29.93     $  32.39
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          48          45          36          42           42
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                             $  10.68    $  12.52    $  10.52    $  14.38     $  16.79
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          14          95         155         132          158
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --     $  10.93
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --           46
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------  Inception
                                             2005         2006         2007        2008         2009        Date
--------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION                                                                                    2/5/82
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 111.55     $ 122.66     $ 129.96    $  98.02     $ 114.93
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          312          291          286         266          250
--------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL                                                                       11/22/02
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  19.66     $  24.20     $  26.95    $  13.25     $  16.76
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          296          350          333         305          277
--------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE                                                                          4/26/02
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  13.91     $  17.40     $  19.09    $  10.83     $  14.04
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          114          100          122         113          126
--------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH                                                                               7/6/07
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $   9.64    $   5.80     $   7.61
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           75          93           95
--------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX                                                                                      6/1/87
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 193.56     $ 213.59     $ 220.41    $ 123.10     $ 158.29
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          371          330          284         250          232
--------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX                                                                                        7/1/98
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $   8.62     $   9.88     $  10.32    $   6.44     $   8.07
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          565          561          707         645          706
--------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX                                                                      2/5/82
--------------------------------------------------------------------------------------------------------------------------
  Unit Value                              $  64.42     $  66.34     $  70.82    $  73.39     $  72.07
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          103           77           70          80           72
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS                                                                                   7/1/98
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  11.05     $  11.85     $  13.64    $   8.39     $  11.26
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          114          104          151         162          163
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS                                                                                   8/17/07
--------------------------------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $   9.43    $   5.35     $   6.40
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --        1,039         939          943
--------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET                                                                                            2/5/82
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  33.83     $  35.25     $  36.82    $  37.58     $  37.57
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          551          550          564         688          567
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY                                                                             6/2/87
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  38.77     $  40.61     $  45.08    $  23.97     $  32.92
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          106          101           87          86           83
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND                                                                             6/2/87
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  33.22     $  36.35     $  37.31    $  28.47     $  31.28
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           42           37           38          36           36
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE                                                                               7/1/98
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  17.50     $  20.23     $  18.15    $  11.23     $  14.13
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          154          147          138         148          162
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY                                                                                   5/13/04
--------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  12.13     $  12.98     $  15.31    $   8.08     $  12.77
--------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           88           99          112         127          136
--------------------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           Page
Who is AXA Equitable?                                                        2
Tax information                                                              2

The Guaranteed Rate Accounts                                                17

How we determine unit values                                                22
Custodian and independent registered public accounting firm                 22
Distribution of the Certificates                                            22
Financial statements                                                        22

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010.

AXA Equitable 300+ Series
Box 4875
Syracuse, NY 13221
ATTN: SAI Request for Separate Account
      No. 301



--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City                                  State                               Zip




                                                                          X02887

The AXA Equitable 300+ Series

Certificates under Group Annuity Contracts


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104

--------------------------------------------------------------------------------


This SAI is not a prospectus. It should be read in conjunction with the related AXA Equitable 300+ Series Prospectus, dated May 1, 2010. That prospectus provides detailed information concerning the Certificates and the Funds, as well as the Guaranteed Rate Accounts ("GRAs"), that fund the Certificates. Each Fund is a subaccount of AXA Equitable's Separate Account No. 301. The GRAs are part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing to the Processing Office (Box 4875, Syracuse, NY 13221), or by calling 1-800-248-2138 toll-free in the US, or 1-800-248-2138-0 from France, Israel, Italy, Republic of Korea, Switzerland and United Kingdom.


TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Who is AXA Equitable?                                                        2
Tax information                                                              2
The Guaranteed Rate Accounts                                                17
How we determine unit values                                                22
Custodian and independent registered public accounting firm                 22
Distribution of the Certificates                                            22
Financial Statements                                                        22


              Copyright 2010 AXA Equitable Life Insurance Company,
             1290 Avenue of the Americas, New York, New York 10104.
                              All rights reserved.


                                                                          x02886

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly-owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.



TAX INFORMATION

This section of the SAI discusses the current federal income tax rules that generally apply to the types of retirement plans or contracts described in the prospectus. The tax rules can differ, depending on the type of plan or contract, whether Regular IRA (also referred to as "traditional IRA") Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.

Federal income tax rules include the United States laws in the Internal Revenue Code ("Code"), and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which, if enacted, could affect the tax benefits of a certificate. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate, or payments under the Certificate may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before you purchase a Certificate.



SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollover or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS OR A REGULAR IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) TSA, SIMPLE IRA, SARSEP IRA, 401(k) plan or governmental employer 457(b) plan (also known as a governmental EDC plan), as well as contributions you make to a Regular IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your Regular IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($55,500, after cost of living adjustment for 2010). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution, including extensions.



TAX SHELTERED ANNUITY CONTRACTS (TSAS)


GENERAL

The following discussion reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts (TSAs)".


FINAL REGULATIONS UNDER SECTION 403(B)

In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules became fully effective on January 1, 2009, but various transition rules applied beginning in 2007. There are a number of uncertainties regarding the application of these rules. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on 403(b) TSA contracts issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annu-ity contracts for their employees under Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.


As part of this process, the sponsoring employer must also designate the insurance companies or mutual fund companies to which it will make contributions to purchase 403(b) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as "approved providers" or "approved vendors" under the employer's 403(b) plan, although such terms are not used in the 2007 Regulations. If AXA Equitable is not an approved provider under an employer's 403(b) plan, active participants in that employer's plan may have to transfer funds from their AXA Equitable TSA contracts to another 403(b) plan funding vehicle in a contract exchange under the same plan in order to retain 403(b) status for those funds.


GENERAL; SPECIAL EMPLOYER RULES

An employer eligible to maintain a 403(b) plan for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS


ANNUAL CONTRIBUTIONS TO TSAS MADE THROUGH THE EMPLOYER'S PAYROLL

Annual contributions to TSAs made through the employer's payroll are limited. (If permitted by the plan, plan-to-plan direct transfer contributions from another 403(b) plan, contract exchanges under the same plan, and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through nonelective employer contributions or contributions treated as after-tax employee contributions. If the employer's plan permits, a participant may designate some or all of salary reduction contributions as "designated Roth contributions", which are made on an after-tax basis. We do not accept designated Roth contributions to this contract. The permissible annual contribution to the participant's TSA is calculated the same way as contributions to a 401(k) plan:


o The annual limit on employer and employee contributions to defined contribution plans is the lesser of $49,000 (after adjustment for cost of living changes for 2010) or 100% of compensation. (Compensation over $245,000 for 2010 is disregarded).

o The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $16,500 for 2010.


These limits may be further adjusted for cost of living charges in future years.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, if the plan permits, an individual who is at least age 50 at any time during 2010 can make up to $5,500 additional salary reduction contributions for 2010.


If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.


ROLLOVER CONTRIBUTIONS TO TSAS

ROLLOVER CONTRIBUTIONS. Federal tax law permits rollover contributions to be made to a TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other 403(b) plan funding vehicles. The recipient 403(b) plan must allow such contributions to be made.

Generally, funds may be rolled over when a plan participant has a distributable event from an eligible retirement plan as a result of:

o termination of employment with the employer who provided the funds for the plan; or

o    reaching age 59-1/2 even if still employed; or

o    disability (special federal income tax definition).

If your plan permits, any after-tax contributions you have made to a qualified plan or TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. After-tax contributions in a Regular IRA cannot be rolled over from the Regular IRA into a TSA. If the after-tax contributions are in a "designated Roth contribution account" under a 403(b) plan or 401(k) plan which permits designated Roth elective deferral contributions to be made, they can be rolled into another "designated Roth contribution account" under another 403(b) plan or 401(k) plan. They cannot be rolled into a non-Roth after-tax contribution account.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax-qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a TSA and subsequently take a premature distribution. Further, in light of the restrictions on the ability to take distributions or loans from a 403(b) contract without plan or employer approval under the 2007 Regulations, a plan participant should consider carefully whether to roll an eligible rollover distribution (which is no longer subject to distribution restrictions) to a 403(b) plan funding vehicle, or to traditional IRA instead.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.


DIRECT TRANSFERS


LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoked Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.


DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan". 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

TSA contracts issued by AXA Equitable pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.


The amount of any rollover or direct transfer contributions made to a 403(b) annuity contract must be net of the required minimum distribution for the tax year in which the contract is issued if the owner is at least age 70-1/2 in the calendar year the contribution is made, and has retired from service with the employer who sponsored the plan or provided the funds to purchase the 403(b) annuity contract which is the source of the contribution.


DISTRIBUTIONS FROM TSAS

Depending on the terms of the plan and your employment status, you may have to get your employer's consent to take a withdrawal.

WITHDRAWAL RESTRICTIONS

SALARY REDUCTION CONTRIBUTIONS. You generally are not able to withdraw or take payments from all or part of your TSA until you:

o    reach age 59-1/2,

o    die,

o    are disabled (special federal income tax definition),

o    sever employment with the employer which provided the TSA funds, or

o suffer a financial hardship (special federal income tax definition), . Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings and must be approved by the employer or the plan.

Under the 2007 Regulations, an employee is not treated as severing employment if the first employer and the subsequent employer are treated as the same employer (for example, an employee transfers from one tax-exempt entity to another tax-exempt entity which is treated as the same employer).

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions. If any portion of the funds directly transferred to your TSA Certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.


EXCEPTIONS TO WITHDRAWAL RESTRICTIONS



WITHDRAWAL RESTRICTIONS ON OTHER TYPES OF CONTRIBUTIONS


The plan may also impose withdrawal restrictions on employer contributions and related earnings. Amounts attributable to employer contributions are subject to withdrawal restrictions. Under the 2007 Regulations, these rules apply only to 403(b) plan contracts issued January 1, 2009 and later. These restrictions vary by individual plan and must be reported to us by the plan, the employer or the employer's designee, as applicable.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Distributions may also be made on termination of the plan.


TAX TREATMENTS OF DISTRIBUTIONS FROM TSAS

Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and State Income Tax Withholding and Information Reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA, we assume that all amounts distributed from your TSA are pre-tax, and we withhold tax and report accordingly.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis. On a total surrender of your certificate, the amount received in excess of your tax basis, if any, is taxable.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.


EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:

o    die,

o    are disabled (special Federal income tax definition),

o    reach age 59-1/2,

o separate from service and elect a payout over your life or life expectancy (or joint and survivor lives or life expectancies of you and your beneficiary) using an IRS-approved distribution method,

o separate from service after age 55 (any form of payout, but the separation from service must occur during or after the calendar year you reach 55), or

o use the distribution to pay certain extraordinary medical expenses (special Federal income tax definition).


TAX DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over it remains tax-deferred.

You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan, a Regular IRA or another 403(b) plan. A spousal beneficiary may also roll over death benefits to any of these. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. A surviving spouse might also be eligible to roll over a TSA death benefit to a Roth IRA in a taxable conversion rollover.


The recipient plan must agree to take the distribution. If you are rolling over from a TSA to a governmental employer 457(b) plan, the recipient governmental employer 457(b) plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, Federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.


Any non-Roth after-tax contributions you have made to a TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth after-tax contributions you have made to a TSA to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that Regular IRA. After-tax contributions may not be rolled into a governmental employer 457(b) plan.

Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. Generally the funds are subject to the rules of the recipient plan. If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. However, distributions from a governmental employer 457(b) plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) plan into a governmental employer 457(b) plan, and you later take a distribution from the recipient governmental employer 457(b) plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan. The IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, contract exchange under the same 403(b) plan, or under Rev. Rul. 90-24 prior to the 2007 Regulations) are not distributions. Direct transfers that are used to purchase permissive service credits under a retirement plan are not distributions.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a Regular IRA be established on your behalf.

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs)--Required minimum distributions" apply to TSAs, with this difference:

When you have to take the first required minimum distribution:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70-1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70-1/2. These exceptions apply to the following individuals:

o For 403(b) plan participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.


o 403(b) plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.



IRAS


GENERAL DISCUSSION OF IRAS

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o "Regular IRAs," typically funded on a pre-tax basis including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o    Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (Individual Retirement Arrangements (IRAs)). This Publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).


The AXA Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs.

We have received an opinion letter from the IRS approving the respective forms of the AXA Equitable regular IRA, Roth IRA and SIMPLE IRA Certificates, for use as the applicable type of IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.


CANCELLATION

You can cancel an AXA Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an AXA Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an AXA Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have an unfavorable tax impact.

You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAS)


CONTRIBUTIONS TO REGULAR IRAS

Individuals may make three different types of contributions to purchase a Regular IRA or as subsequent contributions to an existing IRA:

o    "regular" contributions out of earned income or compensation;

o    tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").


When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.



LIMITS ON CONTRIBUTIONS

The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount of regular contributions that you may make to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the taxable year in which you reach age 70-1/2 and any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your Regular IRA.


SPECIAL RULES FOR SPOUSES


If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the permissible amount of regular contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of Regular IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's Regular and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during taxable year for which the contribution is being made.



DEDUCTIBILITY OF CONTRIBUTIONS

The amount of regular contributions to a Regular IRA that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make FULLY DEDUCTIBLE contributions to your Regular IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions." That is, for 2010, your fully deductible contribution can be up to $5,000, or if less, your earned income. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions.


IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income ("AGI") is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your Regular IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls WITHIN A PHASE-OUT RANGE, you can make PARTIALLY DEDUCTIBLE contributions to your Regular IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you MAY NOT DEDUCT any of your contribution to your Regular IRAs.

Cost of living indexing adjustments apply to the income limits to deductible contributions.

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If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2010, AGI between $56,000 and $66,000 after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2010, AGI between $89,000 and $109,000 after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000 (for 2010, AGI between $167,000 and $177,000 after adjustment).

To determine the deductible amount of the contribution for 2010, for example, you determine AGI and subtract $56,000 if you are single, or $89,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:



 ($10,000-excess AGI)    times     the maximum    Equals   the adjusted
-----------------------    x         regular        =       deductible
  divided by $10,000               contribution            contribution
                                   for the year               limit


NONDEDUCTIBLE REGULAR CONTRIBUTIONS

If you are not eligible to deduct part or all of the regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS

If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular IRA contributions for a tax year.


ROLLOVER AND TRANSFER CONTRIBUTIONS TO REGULAR IRAS

Rollover contributions may be made to a Regular IRA from these "eligible retirement plans":

o    qualified plans;

o    governmental employer 457(b) plans;

o    403(b) plans; and

o    other Regular IRAs.


Direct transfer contributions may only be made directly from one Regular IRA to another. Any amount contributed to a Regular IRA after you attain age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS


Your plan administrator will tell you whether or not your distributions are eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA with special rules and restrictions under certain circumstances. This contract is not available for purchase by a non-spousal death beneficiary direct rollover.


There are two ways to do rollovers:

o    Do it yourself:

     You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o    Direct rollover:

     You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:


o a "required minimum distribution" after age 70-1/2 or retirement from service with the employer;

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more;

o    a hardship withdrawal;

o if you have contributed too much, a corrective distribution which fits specified technical tax rules;

o    a loan that is treated as a deemed distribution;

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     and

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for early distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a Regular IRA and subsequently take an early distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from the Regular IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of Regular IRAs." Also, after-tax funds in a Regular IRA cannot be rolled over from your Regular IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM REGULAR IRAS TO REGULAR IRAS

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's Regular IRA to one or more other Regular IRAs. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS

Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o    "regular contributions" to a Regular IRA made after you reach age 70-1/2;
     and


o rollover contributions of amounts that are not eligible to be rolled over (for example, minimum distributions required to be made after age 70-1/2).

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for details.



RECHARACTERIZATIONS

Amounts that have been contributed as Regular IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as Regular IRA funds. You do this by using the forms or documentation we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS


NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS


Amounts distributed from Regular IRAs are not taxable until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable.

Except as discussed below, the amount of any distribution from a Regular IRA must be included in your gross income as ordinary income. We report all payments from Regular IRA contracts on IRS Form 1099-R.


If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax free when you get distributions from any Regular IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to Regular IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:

o divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;

o multiply this amount by all distributions from the Regular IRA during the year.

A distribution from a Regular IRA is not taxable if:


o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590;


o the entire amount received is rolled over to another Regular IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from Eligible Retirement Plans other than Regular IRAs" under "Rollover and Transfer Contributions to Regular IRAs" above.)

The following are eligible to receive rollovers of distributions from a Regular
IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a Regular IRA cannot be rolled from your Regular IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a Regular IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a Regular IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.



REQUIRED MINIMUM DISTRIBUTIONS


Distributions must be made from Regular IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts. Currently we believe that these provisions would not apply to AXA Equitable 300+ Series certificates because of the type of benefits provided under the certificates. However, if you take annual withdrawals instead of annuitizing, please consult your tax advisor concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS

You must start taking annual distributions from your Regular IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION

The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.


HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions, "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your Regular IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

The IRS will let you figure out the account-based required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.

ANNUITY-BASED METHOD. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.


WHETHER YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR REGULAR IRAS AND OTHER RETIREMENT PLANS

You can choose a different method for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.


IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR

The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice versa.


IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.


REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE

These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your Regular IRA into his/her own Regular IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ORIGINAL PARTICIPANT.

If you die before your Required Beginning Date and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ORIGINAL PARTICIPANT.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Regular IRA death benefits are taxed the same as Regular IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

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EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59-1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59-1/2 distributions made:

o    on or after your death;

o    because you are disabled (special federal income tax definition);

o used to pay certain extraordinary medical expenses (special federal income tax definition);

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

o used to pay certain first-time home buyer expenses (special federal income tax definition);

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."

The AXA Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o    "regular" after-tax contributions out of earnings;

o taxable "rollover" contributions from Regular IRAs or other eligible retirement plans ("conversion rollover" contributions);

o tax-free rollover contributions from other Roth individual retirement arrangements, or designated Roth accounts under deferral contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion under "Special rules for spouses"above under Regular IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment):


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2010, $177,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2010, $120,000 after adjustment).


However, you can make regular Roth IRA contributions in reduced amounts when:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2010, between $167,000 and $177,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2010, between $105,000 and $120,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.


WHEN YOU CAN MAKE CONTRIBUTIONS

Same as Regular IRAs.


DEDUCTIBILITY OF CONTRIBUTIONS

Roth IRA contributions are not tax-deductible.


ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollover transactions between different plan types (for example, traditional IRA to Roth
IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o    another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. Both can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original Roth IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS


In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the Regular IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a Regular IRA to another Regular IRA, a conversion rollover transaction from a Regular IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the Regular IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a Regular IRA, and you have ever made nondeductible regular contributions to any Regular IRA -- whether or not it is the Regular IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


The IRS and Treasury have recently issued Treasury Regulations addressing the valuation of annuity contracts funding Regular IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a Regular IRA to Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the Regular IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a Regular IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the Regular IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the Regular IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a Regular IRA.

To recharacterize a contribution, you must provide us appropriate documentation and information we require.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available in limited cases for certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o    rollovers from a Roth IRA to another Roth IRA;

o    direct transfers from a Roth IRA to another Roth IRA;

o    qualified distributions from Roth IRAs; and

o    return of excess contributions or amounts recharacterized to a Regular IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o    you are age 59-1/2 or older;

o    you die;

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Regular and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Non-qualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them) there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b)  Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain--with any custodian or issuer--are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2010 and the conversion contribution is made in 2011, the conversion contribution is treated as contributed prior to other conversion contributions made in 2011.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as Regular IRA under "Required minimum distribution payments after you die", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Roth IRA. You cannot use a Roth IRA as collateral for a loan or other obligation. If you borrow against your Roth IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Roth IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

o "regular" contributions of more than the maximum regular contribution amount for the applicable taxable year; or


o    rollover contributions of amounts that are not eligible to be rolled over.


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Roth IRA made before you reach age 59-1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59-1/2 distributions made:

o    on or after your death;

o    because you are disabled (special federal income tax definition);

o used to pay certain extraordinary medical expenses (special federal income tax definition);

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

o used to pay certain first-time home buyer expenses (special federal income tax definition);

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)

When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP-IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions. For 2010, an employer can annually contribute an amount for an employee up to the lesser of $49,000 or 25% of compensation. This amount may be further adjusted for cost of living changes in future years. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $550, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.


Employers make their contributions under a written program that provides for
(1) withdrawals, (2) contributions under an allocation formula, and (3) contributions that bear a uniform relationship to actual compensation, not greater than $245,000 in 2010. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.



SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of Regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs, discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible tax-exempt entity employers may maintain EDC plans under Section 457 of the Code.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)


The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $11,500 in 2010. This limit may further be adjusted for cost of living changes in future years.

If the plan permits, an individual at least age 50 at any time during 2010 can make up to $2,500 additional salary reduction contributions for 2010.


Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.

As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59-1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59-1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


o We may be required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, we will consider an election out of federal withholding to be an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $24,960 in periodic annuity payments in 2010 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that we withhold tax. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of Regular IRAs (and Roth IRAs, where it is reasonable to assume an amount is includible in gross income).

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSAS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions that are "required minimum distributions" after age 70-1/2 or retirement from service with the employer;

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancy) of the plan participant (and designated beneficiary);

o substantially equal periodic payments made for a specified period of 10 years or more;

o    hardship withdrawals;

o    corrective distributions which fit specified technical tax rules;

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; and

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse, may be a distribution subject to a mandatory 20% withholding.


ERISA MATTERS

Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs), you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.

Section 404(c) of ERISA and the related DOL regulation excuses a plan fiduciary from liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the
Section 404(c) regulation is completely voluntary by the plan sponsor. The AXA Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable will not be responsible if a plan fails to meet the requirements of Section 404(c).


IMPACT OF TAXES TO AXA EQUITABLE

The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.


THE GUARANTEED RATE ACCOUNTS
Contributions to a Guaranteed Rate Account, or GRA, become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.


GUARANTEES

We credit contributions to a GRA with interest at a fixed rate for each guarantee period. We guarantee the amount of the contribution (before deduction of any applicable participant service charge). The effective annual guaranteed interest rate will always be at least 3%.

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Currently, we offer GRAs with new one-year and three-year guarantee periods each calendar quarter. We express the fixed interest rate as an effective annual interest rate, and apply it to contributions made throughout the calendar quarter, or "open period," for each guarantee period. We may close a guarantee period offered during an open period. In that case, we may offer a new guaranteed rate for the same guarantee period for the remainder of the open period.

We reserve the right to close a guarantee period being offered at any time based on market conditions. Subsequent interest rate changes will not affect contributions made during the open period. All guarantee periods of the same duration that are opened during an open period mature on the same day. After the last day of the open period we will apply no further contributions to those guarantee periods. In accordance with instructions, we will allocate contributions to guarantee periods during the next open period at the new interest rates for that subsequent open period. You may obtain the new guaranteed rates by calling us at the number listed on the front of this SAI.


CONTRIBUTIONS

We credit contributions to a GRA until maturity of a guarantee period with the interest rate in effect on the date of receipt. We express the rate as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge.

Your written request for a change in the percentage of contributions that you allocate to a GRA guarantee period becomes effective on the date that we receive it. Alternatively, you may make allocation or contribution instructions by telephone through AIMS.


WITHDRAWALS AND TRANSFERS

Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. Amounts withdrawn or transferred may be subject to a withdrawal charge, where applicable as discussed under "Charges and Expenses" in the prospectus. We will deduct the withdrawal charge from (1) the remaining amounts in your guarantee period after we process the withdrawal or transfer payment, or (2) the amount you withdrew or transferred if remaining amounts are insufficient.


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

EXAMPLE OF WITHDRAWAL CHARGE

You contribute $2,000 to a GRA on January 1, allocating the contribution to a three-year guarantee period with a guaranteed interest rate of 4%. On December 31, you make a premature withdrawal of $1,000 from that GRA guarantee period. The maximum participant service charge applicable is $30 per year ($7.50 per quarter). We will calculate the withdrawal charge as follows:


---------------------------------------------------------------------------------------------------
                                      PARTICIPANT                PREMATURE
                                        SERVICE        AMOUNT    WITHDRAWAL    CHECK     ACCOUNT
DATE     CONTRIBUTION     INTEREST       CHARGE      REQUESTED     CHARGE      AMOUNT    BALANCE
---------------------------------------------------------------------------------------------------
1/1          $2,000          --             --           --          --          --     $2,000.00
3/31           --          $19.71         $7.50          --          --          --      2,012.21
6/30           --           19.83          7.50          --          --          --      2,024.54
9/30           --           19.95          7.50          --          --          --      2,036.09
12/31          --           20.07          7.50        $1,000     $ 26.00*     $1,000    1,023.56
---------------------------------------------------------------------------------------------------

* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a Business Day.

CASH VALUE--ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.


TABLE I
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)
--------------------------------------------------------------------------------
                    CASH VALUE                ACCOUNT BALANCE
--------------------------------------------------------------------------------
   ATTAINED       3%           6%            3%            6%
     AGE       MINIMUM    ILLUSTRATED     MINIMUM     ILLUSTRATED
  YEAR END    GUARANTEE       RATE       GUARANTEE       RATE
--------------------------------------------------------------------------------
      1     $    999.66   $    999.66   $    999.66   $  1,029.33
      2        2,000.00      2,000.00      2,029.32      2,120.42
      3        3,000.00      3,047.59      3,089.86      3,276.98
      4        4,000.00      4,187.72      4,182.22      4,502.93
      5        5,000.00      5,396.26      5,307.36      5,802.44
      6        6,013.60      6,677.32      6,466.24      7,179.91
      7        7,123.70      8,035.23      7,659.89      8,640.04
      8        8,267.10      9,474.63      8,889.35     10,187.77
      9        9,444.80     11,000.38     10,155.70     11,828.37
     10       10,657.83     12,617.68     11,460.03     13,567.40
     11       11,907.25     14,332.03     12,803.50     15,410.78
     12       13,194.16     16,149.23     14,187.27     17,364.76
     13       14,519.67     18,075.46     15,612.55     19,435.98
     14       15,884.95     20,117.27     17,080.59     21,631.47
     15       17,291.19     22,281.58     18,592.68     23,958.69
     16       18,739.61     24,575.75     20,150.12     26,425.54
     17       20,231.49     27,007.58     21,754.29     29,040.40
     18       21,768.12     29,585.31     23,406.58     31,812.16
     19       23,350.85     32,317.70     25,108.44     34,750.22
     20       24,981.07     35,214.04     26,861.36     37,864.56
     21       26,660.19     38,284.17     28,666.87     41,165.77
     22       28,389.68     41,538.50     30,526.54     44,665.05
     23       30,171.06     44,988.08     32,442.00     48,374.28
     24       32,005.88     48,644.65     34,414.92     52,306.07
     25       33,895.74     52,520.60     36,447.04     56,473.77
     26       35,842.30     56,629.12     38,540.11     60,891.52
     27       37,847.26     60,984.14     40,695.98     65,574.34
     28       39,912.37     65,600.47     42,916.52     70,538.14
     29       42,039.43     70,493.77     45,203.68     75,799.76
     30       44,230.30     75,680.68     47,559.46     81,377.07
     31       46,486.89     81,178.79     49,985.91     87,289.03
     32       48,811.19     87,006.80     52,485.15     93,555.70
     33       51,205.21     93,184.49     55,059.37    100,198.37
     34       53,671.06     99,732.83     57,710.81    107,239.61
     35       56,210.88    106,674.08     60,441.80    114,703.31
     36       58,826.89    114,031.80     63,254.72    122,614.84
     37       61,521.38    121,830.99     66,152.03    131,001.06
     38       64,296.71    130,098.12     69,136.25    139,890.45
     39       67,155.30    138,861.29     72,210.00    149,313.21
     40       70,099.65    148,150.24     75,375.97    159,301.34
     41       73,132.33    157,996.54     78,636.91    169,888.75
     42       76,255.99    168,433.61     81,995.68    181,111.41
     43       79,473.35    179,496.90     85,455.22    193,007.42
     44       82,787.24    191,224.00     89,018.54    205,617.20
     45       86,200.55    203,654.71     92,688.76    218,983.56
     46       89,716.25    216,831.28     96,469.09    233,151.91
     47       93,337.43    230,798.43    100,362.83    248,170.35
     48       97,067.24    245,603.61    104,373.38    264,089.91
     49      100,908.94    261,297.11    108,504.24    280,964.63
     50      104,865.90    277,932.21    112,759.03    298,851.84
--------------------------------------------------------------------------------

TABLE II
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)
--------------------------------------------------------------------------------
                    CASH VALUE              ACCOUNT BALANCE
--------------------------------------------------------------------------------
   ATTAINED     3%           6%           3%           6%
     AGE     MINIMUM    ILLUSTRATED    MINIMUM    ILLUSTRATED
  YEAR END  GUARANTEE       RATE      GUARANTEE      RATE
--------------------------------------------------------------------------------
      1     $ 999.66    $ 1,000.00    $ 999.66    $ 1,029.33
      2       999.32      1,000.00      999.32      1,060.42
      3       998.96      1,016.84      998.96      1,093.38
      4       998.60      1,049.33      998.60      1,128.31
      5       998.22      1,083.77      998.22      1,165.34
      6       997.83      1,120.27      997.83      1,204.59
      7       997.43      1,158.96      997.43      1,246.20
      8       997.02      1,199.98      997.02      1,290.30
      9       996.60      1,243.46      996.60      1,337.05
     10       996.16      1,289.54      996.16      1,386.60
     11       995.71      1,338.39      995.71      1,439.13
     12       995.25      1,390.17      995.25      1,494.81
     13       994.77      1,445.06      994.77      1,553.83
     14       994.28      1,503.24      994.28      1,616.39
     15       993.77      1,564.92      993.77      1,682.70
     16       993.25      1,630.29      993.25      1,753.00
     17       992.71      1,699.58      992.71      1,827.51
     18       992.16      1,773.04      992.16      1,906.49
     19       991.59      1,850.90      991.59      1,990.21
     20       991.00      1,933.43      991.00      2,078.95
     21       990.39      2,020.91      990.39      2,173.02
     22       989.77      2,113.64      989.77      2,272.73
     23       989.13      2,211.94      989.13      2,378.43
     24       988.47      2,316.13      988.47      2,490.46
     25       987.79      2,426.57      987.79      2,609.22
     26       987.09      2,543.65      987.09      2,735.10
     27       986.36      2,667.74      986.36      2,868.54
     28       985.62      2,799.28      985.62      3,009.98
     29       984.85      2,938.72      984.85      3,159.91
     30       984.06      3,086.52      984.06      3,318.84
     31       983.25      3,243.19      983.25      3,487.30
     32       982.41      3,409.26      982.41      3,665.87
     33       981.55      3,585.29      981.55      3,855.15
     34       980.66      3,771.88      980.66      4,055.79
     35       979.74      3,969.68      979.74      4,268.47
     36       978.80      4,179.34      978.80      4,493.91
     37       977.82      4,401.58      977.82      4,732.88
     38       976.82      4,637.15      976.82      4,986.18
     39       975.79      4,886.85      975.79      5,254.68
     40       974.73      5,151.54      974.73      5,539.29
     41       973.64      5,432.11      973.64      5,840.98
     42       972.51      5,729.52      972.51      6,160.77
     43       971.35      6,044.77      971.35      6,499.75
     44       970.16      6,378.93      970.16      6,859.07
     45       968.93      6,733.15      968.93      7,239.94
     46       967.66      7,108.61      967.66      7,643.67
     47       966.35      7,506.61      966.35      8,071.62
     48       965.01      7,928.48      965.01      8,525.25
     49       963.63      8,375.67      963.63      9,006.10
     50       962.20      8,849.69      962.20      9,515.79
--------------------------------------------------------------------------------

HOW WE DETERMINE UNIT VALUES

Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:

o First, we take the value of the shares held by the Fund in the corresponding Portfolio of the Trusts, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.

o Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).

o Finally, we subtract any daily charge for fees or expenses payable by the Fund.


ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:

--------------------------------------------------------------------------------
1.   Unit value for Monday................................   $        10
2.   Value of assets at close of business on Monday.......   $ 2,500,000
3.   Excess of investment income and realized and
       unrealized capital gains over realized and
       unrealized losses..................................   $     7,500
4.   Daily accrual for expenses (administration charges
       and certain expenses borne directly by the
       Funds) charged to the Investment Fund..............   $        50
5.   Value of assets, less charge for expenses, at close
       of business day On Tuesday, ((2) + (3) - (4))......   $ 2,507,450
6.   Net investment factor ((5) divided by (2))...........       1.00298
7.   Unit value for Tuesday ((1) x (6))...................   $   10.0298
--------------------------------------------------------------------------------

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 301.


The financial statements of the Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CERTIFICATES

Employees of AXA Equitable perform all marketing and service functions under the Certificate. AXA Equitable pays no sales commissions with respect to units of interest in Separate Account 301 under the Certificates; however, incentive compensation that ranges from .40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.


FINANCIAL STATEMENTS

You should consider the financial statements of AXA Equitable included herein only as bearing upon the ability of AXA Equitable to meet its obligations under the certificates. The financial statements begin on page FSA-1.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........            FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009.....            FSA-3
   Statements of Operations for the Year Ended December
    31, 2009...................................................            FSA-6
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2009 and 2008.................................            FSA-8
   Notes to
    Financial Statements.......................................           FSA-12


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........              F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.....              F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
    December 31, 2009, 2008 and 2007...........................              F-3
   Consolidated Statements of Equity, Years Ended
    December 31, 2009, 2008 and 2007...........................              F-5
   Consolidated Statements of Comprehensive (Loss) Income,
    Years Ended December 31, 2009, 2008 and 2007...............              F-6
   Consolidated Statements of Cash Flows, Years Ended
    December 31, 2009, 2008 and 2007...........................              F-7
   Notes to Consolidated Financial Statements..................              F-9



                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 301 of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 301, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                                               EQ/BLACKROCK
                                                        AXA MODERATE   EQ/ALLIANCEBERNSTEIN   INTERNATIONAL
                                                         ALLOCATION        INTERNATIONAL          VALUE
                                                       -------------- ---------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value....  $28,773,944         $4,676,326          $1,768,822
Receivable for The Trusts shares sold.................        1,365                 91                 124
Receivable for policy-related transactions............          482                 --                  --
                                                        -----------         ----------          ----------
  Total assets........................................   28,775,791          4,676,417           1,768,946
                                                        -----------         ----------          ----------
Liabilities:
Payable for The Trusts shares purchased...............           --                 --                  --
Payable for policy-related transactions...............           --             38,095               1,143
                                                        -----------         ----------          ----------
  Total liabilities...................................           --             38,095               1,143
                                                        -----------         ----------          ----------
Net Assets............................................  $28,775,791         $4,638,322          $1,767,803
                                                        ===========         ==========          ==========
Net Assets:
Accumulation Units....................................   28,775,791          4,638,322           1,767,803
                                                        -----------         ----------          ----------
Total net assets......................................  $28,775,791         $4,638,322          $1,767,803
                                                        ===========         ==========          ==========
Investments in shares of The Trusts, at cost..........  $35,413,293         $3,896,734          $2,154,060
The Trusts shares held
 Class A..............................................    2,248,252            559,710                  --
 Class B..............................................           --                 --             159,106

                                                        EQ/CAPITAL                                     EQ/INTERMEDIATE
                                                         GUARDIAN    EQ/COMMON STOCK   EQ/EQUITY 500      GOVERNMENT
                                                         RESEARCH         INDEX            INDEX          BOND INDEX
                                                       ------------ ----------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value....   $722,130      $36,950,511       $5,695,138       $5,268,732
Receivable for The Trusts shares sold.................          8            4,256               17              457
Receivable for policy-related transactions............        508               --               --               --
                                                         --------      -----------       ----------       ----------
  Total assets........................................    722,646       36,954,767        5,695,155        5,269,189
                                                         --------      -----------       ----------       ----------
Liabilities:
Payable for The Trusts shares purchased...............         --               --               --               --
Payable for policy-related transactions...............         --          193,831            1,390           71,826
                                                         --------      -----------       ----------       ----------
  Total liabilities...................................         --          193,831            1,390           71,826
                                                         --------      -----------       ----------       ----------
Net Assets............................................   $722,646      $36,760,936       $5,693,765       $5,197,363
                                                         ========      ===========       ==========       ==========
Net Assets:
Accumulation Units....................................    722,646       36,760,936        5,693,765        5,197,363
                                                         --------      -----------       ----------       ----------
Total net assets......................................   $722,646      $36,760,936       $5,693,765       $5,197,363
                                                         ========      ===========       ==========       ==========
Investments in shares of The Trusts, at cost..........   $849,114      $42,359,570       $6,676,389       $5,522,101
The Trusts shares held
 Class A..............................................         --        2,632,001               --          549,113
 Class B..............................................     68,306               --          294,411               --

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/LARGE CAP   EQ/LARGE CAP     EQ/MONEY
                                                             GROWTH PLUS    VALUE PLUS       MARKET
                                                           -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........   $1,838,344     $6,106,922    $21,378,581
Receivable for The Trusts shares sold.....................           96             56         31,357
Receivable for policy-related transactions................           --             --             --
                                                             ----------     ----------    -----------
  Total assets............................................    1,838,440      6,106,978     21,409,938
                                                             ----------     ----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................           --             --             --
Payable for policy-related transactions...................          488         73,903         90,222
                                                             ----------     ----------    -----------
  Total liabilities.......................................          488         73,903         90,222
                                                             ----------     ----------    -----------
Net Assets................................................   $1,837,952     $6,033,075    $21,319,716
                                                             ==========     ==========    ===========
Net Assets:
Accumulation Units........................................    1,837,952      6,033,075     21,319,716
                                                             ----------     ----------    -----------
Total net assets..........................................   $1,837,952     $6,033,075    $21,319,716
                                                             ==========     ==========    ===========
Investments in shares of The Trusts, at cost..............   $1,746,745     $8,894,184    $21,370,050
The Trusts shares held
 Class A..................................................           --        667,628     21,367,368
 Class B..................................................      125,988             --             --


                                                            MULTIMANAGER  MULTIMANAGER
                                                             AGGRESSIVE   MULTI-SECTOR     MULTIMANAGER    MULTIMANAGER
                                                               EQUITY         BOND       SMALL CAP VALUE    TECHNOLOGY
                                                           ------------- -------------- ----------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $2,733,294     $1,146,070       $2,289,847     $1,734,491
Receivable for The Trusts shares sold.....................         355            178               82             37
Receivable for policy-related transactions................          --             --               --             --
                                                            ----------     ----------       ----------     ----------
  Total assets............................................   2,733,649      1,146,248        2,289,929      1,734,528
                                                            ----------     ----------       ----------     ----------
Liabilities:
Payable for The Trusts shares purchased...................          --             --               --             --
Payable for policy-related transactions...................       7,679          5,078              545            597
                                                            ----------     ----------       ----------     ----------
  Total liabilities.......................................       7,679          5,078              545            597
                                                            ----------     ----------       ----------     ----------
Net Assets................................................  $2,725,970     $1,141,170       $2,289,384     $1,733,931
                                                            ==========     ==========       ==========     ==========
Net Assets:
Accumulation Units........................................   2,725,970      1,141,170        2,289,384      1,733,931
                                                            ----------     ----------       ----------     ----------
Total net assets..........................................  $2,725,970     $1,141,170       $2,289,384     $1,733,931
                                                            ==========     ==========       ==========     ==========
Investments in shares of The Trusts, at cost..............  $2,935,343     $1,637,651       $1,954,989     $1,768,921
The Trusts shares held
 Class A..................................................     117,029        306,354               --             --
 Class B..................................................          --             --          263,750        159,387

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                  Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                                 ------------------   -------------   ------------   --------------------------
AXA MODERATE ALLOCATION.......................           1.50%        A                 $ 114.93                 250

EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.50%        A                 $  16.76                 277

EQ/BLACKROCK INTERNATIONAL VALUE..............           0.45%        B                 $  14.04                 126

EQ/CAPITAL GUARDIAN RESEARCH..................           0.25%        B                 $   7.61                  95

EQ/COMMON STOCK INDEX.........................           1.50%        A                 $ 158.29                 232

EQ/EQUITY 500 INDEX...........................           0.45%        B                 $   8.07                 706

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.........           1.05%        A                 $  72.07                  72

EQ/LARGE CAP GROWTH PLUS......................           0.45%        B                 $  11.26                 163

EQ/LARGE CAP VALUE PLUS.......................           0.45%        A                 $   6.40                 943

EQ/MONEY MARKET...............................           1.00%        A                 $  37.57                 567

MULTIMANAGER AGGRESSIVE EQUITY................           1.50%        A                 $  32.92                  83

MULTIMANAGER MULTI-SECTOR BOND................           1.50%        A                 $  31.28                  36

MULTIMANAGER SMALL CAP VALUE..................           0.45%        B                 $  14.13                 162

MULTIMANAGER TECHNOLOGY.......................           0.25%        B                 $  12.77                 136



                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                             EQ/BLACKROCK
                                                      AXA MODERATE   EQ/ALLIANCEBERNSTEIN   INTERNATIONAL
                                                       ALLOCATION        INTERNATIONAL          VALUE
                                                     -------------- ---------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  433,571       $     110,453        $    31,482
 Expenses:
  Less: Asset-based charges.........................       10,894                  --              6,221
  Less: Reduction for expense limitation............           --                 (52)                --
                                                       ----------       -------------        -----------
  Net Expenses......................................       10,894                 (52)             6,221
                                                       ----------       -------------        -----------
Net Investment Income (Loss)........................      422,677             110,505             25,261
                                                       ----------       -------------        -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (709,133)         (2,766,085)          (123,708)
  Realized gain distribution from The Trusts........    1,783,589                  --                 --
                                                       ----------       -------------        -----------
 Net realized gain (loss)...........................    1,074,456          (2,766,085)          (123,708)
                                                       ----------       -------------        -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    2,747,579           3,783,782            463,830
                                                       ----------       -------------        -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    3,822,035           1,017,697            340,122
                                                       ----------       -------------        -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $4,244,712       $   1,128,202        $   365,383
                                                       ==========       =============        ===========


                                                      EQ/CAPITAL                                     EQ/INTERMEDIATE
                                                       GUARDIAN    EQ/COMMON STOCK   EQ/EQUITY 500      GOVERNMENT
                                                       RESEARCH         INDEX            INDEX          BOND INDEX
                                                     ------------ ----------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $   7,200     $     654,937     $   95,575       $   69,393
 Expenses:
  Less: Asset-based charges.........................      1,541             3,980         20,619               --
  Less: Reduction for expense limitation............         --                --             --           (8,183)
                                                      ---------     -------------     ----------       ----------
  Net Expenses......................................      1,541             3,980         20,619           (8,183)
                                                      ---------     -------------     ----------       ----------
Net Investment Income (Loss)........................      5,659           650,957         74,956           77,576
                                                      ---------     -------------     ----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (68,722)       (1,168,981)      (187,080)         (26,743)
  Realized gain distribution from The Trusts........         --                --         13,445               --
                                                      ---------     -------------     ----------       ----------
 Net realized gain (loss)...........................    (68,722)       (1,168,981)      (173,635)         (26,743)
                                                      ---------     -------------     ----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    242,453         8,975,661      1,240,648         (164,753)
                                                      ---------     -------------     ----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    173,731         7,806,680      1,067,013         (191,496)
                                                      ---------     -------------     ----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 179,390     $   8,457,637     $1,141,969       $ (113,920)
                                                      =========     =============     ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LARGE CAP   EQ/LARGE CAP
                                                       GROWTH PLUS    VALUE PLUS    EQ/MONEY MARKET
                                                     -------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  20,398     $   132,853       $  58,295
 Expenses:
  Less: Asset-based charges.........................       6,810          22,595          72,425
  Less: Reduction for expense limitation............          --              --            (571)
                                                       ---------     -----------       ---------
  Net Expenses......................................       6,810          22,595          71,854
                                                       ---------     -----------       ---------
Net Investment Income (Loss)........................      13,588         110,258         (13,559)
                                                       ---------     -----------       ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (90,634)       (634,653)          2,003
  Realized gain distribution from The Trusts........          --              --              --
                                                       ---------     -----------       ---------
 Net realized gain (loss)...........................     (90,634)       (634,653)          2,003
                                                       ---------     -----------       ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................     541,588       1,504,945           8,460
                                                       ---------     -----------       ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     450,954         870,292          10,463
                                                       ---------     -----------       ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 464,542     $   980,550       $  (3,096)
                                                       =========     ===========       =========

                                                      MULTIMANAGER  MULTIMANAGER
                                                       AGGRESSIVE   MULTI-SECTOR     MULTIMANAGER    MULTIMANAGER
                                                         EQUITY         BOND       SMALL CAP VALUE    TECHNOLOGY
                                                     ------------- -------------- ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   8,998     $  52,895       $    20,478      $     --
 Expenses:
  Less: Asset-based charges.........................          --            --             8,405         3,259
  Less: Reduction for expense limitation............          --            --                --            --
                                                       ---------     ---------       -----------      --------
  Net Expenses......................................          --            --             8,405         3,259
                                                       ---------     ---------       -----------      --------
Net Investment Income (Loss)........................       8,998        52,895            12,073        (3,259)
                                                       ---------     ---------       -----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (88,930)      (63,230)         (115,807)       (9,798)
  Realized gain distribution from The Trusts........          --            --                --            --
                                                       ---------     ---------       -----------      --------
 Net realized gain (loss)...........................     (88,930)      (63,230)         (115,807)       (9,798)
                                                       ---------     ---------       -----------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     845,326       111,243           582,051       616,885
                                                       ---------     ---------       -----------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     756,396        48,013           466,244       607,087
                                                       ---------     ---------       -----------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 765,394     $ 100,908       $   478,317      $603,828
                                                       =========     =========       ===========      ========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31


                                                           AXA MODERATE                EQ/ALLIANCEBERNSTEIN
                                                            ALLOCATION                     INTERNATIONAL
                                                 -------------------------------- -------------------------------
                                                       2009            2008             2009            2008
                                                 --------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................  $    422,677    $    1,048,349   $     110,505   $     154,530
 Net realized gain (loss) on investments........     1,074,456           846,431      (2,766,085)     (1,746,541)
 Change in unrealized appreciation
  (depreciation) of investments.................     2,747,579       (10,771,929)      3,783,782      (2,896,755)
                                                  ------------    --------------   -------------   -------------
 Net Increase (decrease) in net assets from
  operations....................................     4,244,712        (8,877,149)      1,128,202      (4,488,766)
                                                  ------------    --------------   -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       374,048         1,354,941         282,350         501,120
  Transfers between funds including
   guaranteed interest account, net.............      (463,102)         (549,268)       (217,142)       (615,227)
  Transfers for contract benefits and
   terminations.................................    (1,460,548)       (3,009,627)       (564,195)       (374,437)
  Contract maintenance charges..................        (5,447)           (3,772)             98           3,455
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --              --              --
                                                  ------------    --------------   -------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (1,555,049)       (2,207,726)       (498,889)       (485,089)
                                                  ------------    --------------   -------------   -------------
Increase (Decrease) in Net Assets...............     2,689,663       (11,084,875)        629,313      (4,973,855)
Net Assets -- Beginning of Period...............    26,086,128        37,171,003       4,009,009       8,982,864
                                                  ------------    --------------   -------------   -------------
Net Assets -- End of Period.....................  $ 28,775,791    $   26,086,128   $   4,638,322   $   4,009,009
                                                  ============    ==============   =============   =============
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................             5                14             287             224
 Redeemed.......................................           (21)              (34)           (315)           (252)
                                                  ------------    --------------   -------------   -------------
 Net Increase (Decrease)........................           (16)              (20)            (28)            (28)
                                                  ============    ==============   =============   =============
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................            --                --              --              --
 Redeemed.......................................            --                --              --              --
                                                  ------------    --------------   -------------   -------------
 Net Increase (Decrease)........................            --                --              --              --
                                                  ============    ==============   =============   =============

                                                           EQ/BLACKROCK              EQ/CAPITAL GUARDIAN
                                                       INTERNATIONAL VALUE                 RESEARCH
                                                 -------------------------------- --------------------------
                                                      2009             2008           2009          2008
                                                 -------------- ----------------- ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................   $   25,261     $     31,644     $   5,659    $     5,644
 Net realized gain (loss) on investments........     (123,708)         (54,744)      (68,722)       (18,878)
 Change in unrealized appreciation
  (depreciation) of investments.................      463,830         (971,418)      242,453       (337,574)
                                                   ----------     ------------     ---------    -----------
 Net Increase (decrease) in net assets from
  operations....................................      365,383         (994,518)      179,390       (350,808)
                                                   ----------     ------------     ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      316,575          450,120        99,267        214,692
  Transfers between funds including
   guaranteed interest account, net.............      120,629         (463,197)       (8,281)       (20,606)
  Transfers for contract benefits and
   terminations.................................     (256,144)         (99,513)      (89,579)       (29,559)
  Contract maintenance charges..................       (3,275)           2,338           (17)         2,107
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --            --             --
                                                   ----------     ------------     ---------    -----------
Net increase (decrease) in net assets from
 contractowners transactions....................      177,785         (110,252)        1,390        166,634
                                                   ----------     ------------     ---------    -----------
Increase (Decrease) in Net Assets...............      543,168       (1,104,770)      180,780       (184,174)
Net Assets -- Beginning of Period...............    1,224,635        2,329,405       541,866        726,040
                                                   ----------     ------------     ---------    -----------
Net Assets -- End of Period.....................   $1,767,803     $  1,224,635     $ 722,646    $   541,866
                                                   ==========     ============     =========    ===========
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................           --               --            --             --
 Redeemed.......................................           --               --            --             --
                                                   ----------     ------------     ---------    -----------
 Net Increase (Decrease)........................           --               --            --             --
                                                   ==========     ============     =========    ===========
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................           38               66            21             35
 Redeemed.......................................          (25)             (75)          (19)           (17)
                                                   ----------     ------------     ---------    -----------
 Net Increase (Decrease)........................           13               (9)            2             18
                                                   ==========     ============     =========    ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31


                                                         EQ/COMMON STOCK                  EQ/EQUITY 500
                                                              INDEX                           INDEX
                                                 -------------------------------- ------------------------------
                                                       2009            2008            2009            2008
                                                 --------------- ---------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................  $    650,957    $      569,722    $   74,956    $      71,491
 Net realized gain (loss) on investments........    (1,168,981)         (859,901)     (173,635)         179,865
 Change in unrealized appreciation
  (depreciation) of investments.................     8,975,661       (26,287,784)    1,240,648       (2,824,250)
                                                  ------------    --------------    ----------    -------------
 Net Increase (decrease) in net assets from
  operations....................................     8,457,637       (26,577,963)    1,141,969       (2,572,894)
                                                  ------------    --------------    ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       392,891         1,118,341       272,837          586,568
  Transfers between funds including
   guaranteed interest account, net.............       (42,738)       (1,202,452)      350,718         (672,045)
  Transfers for contract benefits and
   terminations.................................    (2,712,721)       (5,259,764)     (224,959)        (482,001)
  Contract maintenance charges..................       (12,939)          (11,835)         (387)             331
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --            --               --
                                                  ------------    --------------    ----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions....................    (2,375,507)       (5,355,710)      398,209         (567,147)
                                                  ------------    --------------    ----------    -------------
Increase (Decrease) in Net Assets...............     6,082,130       (31,933,673)    1,540,178       (3,140,041)
Net Assets -- Beginning of Period...............    30,678,806        62,612,479     4,153,587        7,293,628
                                                  ------------    --------------    ----------    -------------
Net Assets -- End of Period.....................  $ 36,760,936    $   30,678,806    $5,693,765    $   4,153,587
                                                  ============    ==============    ==========    =============
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................             9                13            --               --
 Redeemed.......................................           (27)              (47)           --               --
                                                  ------------    --------------    ----------    -------------
 Net Increase (Decrease)........................           (18)              (34)           --               --
                                                  ============    ==============    ==========    =============
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................            --                --           152              104
 Redeemed.......................................            --                --           (91)            (166)
                                                  ------------    --------------    ----------    -------------
 Net Increase (Decrease)........................            --                --            61              (62)
                                                  ============    ==============    ==========    =============

                                                         EQ/INTERMEDIATE                 EQ/LARGE CAP
                                                      GOVERNMENT BOND INDEX               GROWTH PLUS
                                                 ------------------------------- -----------------------------
                                                       2009            2008           2009           2008
                                                 ---------------- -------------- -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................    $  77,576       $  194,489     $   13,588     $   (5,827)
 Net realized gain (loss) on investments........      (26,743)          (8,503)       (90,634)      (149,027)
 Change in unrealized appreciation
  (depreciation) of investments.................     (164,753)          10,660        541,588       (762,628)
                                                    ---------       ----------     ----------     ----------
 Net Increase (decrease) in net assets from
  operations....................................     (113,920)         196,646        464,542       (917,482)
                                                    ---------       ----------     ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      123,879          665,386        122,002        570,493
  Transfers between funds including
   guaranteed interest account, net.............     (366,440)         246,001         91,497       (260,160)
  Transfers for contract benefits and
   terminations.................................     (305,480)        (237,187)      (202,030)       (93,109)
  Contract maintenance charges..................       (1,811)          (1,376)          (527)         3,171
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --             --             --
                                                    ---------       ----------     ----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions....................     (549,852)         672,824         10,942        220,395
                                                    ---------       ----------     ----------     ----------
Increase (Decrease) in Net Assets...............     (663,772)         869,470        475,484       (697,087)
Net Assets -- Beginning of Period...............    5,861,135        4,991,665      1,362,468      2,059,555
                                                    ---------       ----------     ----------     ----------
Net Assets -- End of Period.....................    $5,197,363      $5,861,135     $1,837,952     $1,362,468
                                                    ==========      ==========     ==========     ==========
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................            2               22             --             --
 Redeemed.......................................          (10)             (12)            --             --
                                                    ----------      ----------     ----------     ----------
 Net Increase (Decrease)........................           (8)              10             --             --
                                                    ============    ==========     ==========     ==========
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................           --               --             29            234
 Redeemed.......................................           --               --            (28)          (223)
                                                    -----------     ----------     ----------     ----------
 Net Increase (Decrease)........................           --               --              1             11
                                                    ===========     ==========     ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31


                                                          EQ/LARGE CAP
                                                           VALUE PLUS                   EQ/MONEY MARKET
                                                 ------------------------------ -------------------------------
                                                      2009            2008            2009            2008
                                                 -------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................   $  110,258    $     198,906   $    (13,559)   $    498,056
 Net realized gain (loss) on investments........     (634,653)        (591,624)         2,003             380
 Change in unrealized appreciation
  (depreciation) of investments.................    1,504,945       (3,801,651)         8,460            (375)
                                                   ----------    -------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations....................................      980,550       (4,194,369)        (3,096)        498,061
                                                   ----------    -------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........      580,536          609,862      2,723,936       8,760,321
  Transfers between funds including
   guaranteed interest account, net.............       (4,924)        (245,535)    (1,005,603)      3,195,288
  Transfers for contract benefits and
   terminations.................................     (509,914)        (982,889)    (6,241,504)     (7,359,096)
  Contract maintenance charges..................         (638)           4,158        (17,814)        (15,800)
  Adjustments to net assets allocated to
   contracts in payout period...................           --               --             --              --
                                                   ----------    -------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions....................       65,060         (614,404)    (4,540,985)      4,580,713
                                                   ----------    -------------   ------------    ------------
Increase (Decrease) in Net Assets...............    1,045,610       (4,808,773)    (4,544,081)      5,078,774
Net Assets -- Beginning of Period...............    4,987,465        9,796,238     25,863,797      20,785,023
                                                   ----------    -------------   ------------    ------------
Net Assets -- End of Period.....................   $6,033,075    $   4,987,465   $ 21,319,716    $ 25,863,797
                                                   ==========    =============   ============    ============
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................          121               97            259             574
 Redeemed.......................................         (117)            (197)          (380)           (450)
                                                   ----------    -------------   ------------    ------------
 Net Increase (Decrease)........................            4             (100)          (121)            124
                                                   ==========    =============   ============    ============
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................           --               --             --              --
 Redeemed.......................................           --               --             --              --
                                                   ----------    -------------   ------------    ------------
 Net Increase (Decrease)........................           --               --             --              --
                                                   ==========    =============   ============    ============

                                                            MULTIMANAGER                      MULTIMANAGER
                                                         AGGRESSIVE EQUITY                  MULTI-SECTOR BOND
                                                 ---------------------------------- ---------------------------------
                                                       2009              2008             2009             2008
                                                 ---------------- ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................    $    8,998      $      2,034       $   52,895       $  120,837
 Net realized gain (loss) on investments........       (88,930)          (18,201)         (63,230)         (39,459)
 Change in unrealized appreciation
  (depreciation) of investments.................       845,326        (1,841,728)         111,243         (409,312)
                                                    ----------      ------------       ----------       ----------
 Net Increase (decrease) in net assets from
  operations....................................       765,394        (1,857,895)         100,908         (327,934)
                                                    ----------      ------------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........       119,482           267,053           63,882          135,354
  Transfers between funds including
   guaranteed interest account, net.............        (8,648)           (8,988)          28,756          (60,006)
  Transfers for contract benefits and
   terminations.................................      (202,152)         (261,029)         (85,418)        (138,216)
  Contract maintenance charges..................        (1,638)            6,040             (675)            (681)
  Adjustments to net assets allocated to
   contracts in payout period...................            --                --               --               --
                                                    ----------      ------------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions....................       (92,956)            3,076            6,545          (63,549)
                                                    ----------      ------------       ----------       ----------
Increase (Decrease) in Net Assets...............       672,438        (1,854,819)         107,453         (391,483)
Net Assets -- Beginning of Period...............     2,053,532         3,908,351        1,033,717        1,425,200
                                                    ----------      ------------       ----------       ----------
Net Assets -- End of Period.....................    $2,725,970      $  2,053,532       $1,141,170       $1,033,717
                                                    ==========      ============       ==========       ==========
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................             9                 8                4                5
 Redeemed.......................................           (12)               (9)              (4)              (7)
                                                    ----------      ------------       ----------       ----------
 Net Increase (Decrease)........................            (3)               (1)              --               (2)
                                                    ==========      ============       ==========       ==========
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................            --                --               --               --
 Redeemed.......................................            --                --               --               --
                                                    ----------      ------------       ----------       ----------
 Net Increase (Decrease)........................            --                --               --               --
                                                    ==========      ============       ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31


                                                             MULTIMANAGER                      MULTIMANAGER
                                                           SMALL CAP VALUE                      TECHNOLOGY
                                                   --------------------------------   -------------------------------
                                                        2009              2008             2009             2008
                                                   --------------   ---------------   --------------   --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)...................     $   12,073      $     (4,455)      $   (3,259)      $   (3,752)
 Net realized gain (loss) on investments........       (115,807)       (1,390,266)          (9,798)          18,020
 Change in unrealized appreciation
  (depreciation) of investments.................        582,051           307,508          616,885         (974,337)
                                                     ----------      ------------       ----------       ----------
 Net Increase (decrease) in net assets from
  operations....................................        478,317        (1,087,213)         603,828         (960,069)
                                                     ----------      ------------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners.........        350,219           498,813           78,274          299,120
  Transfers between funds including
   guaranteed interest account, net.............          7,518          (125,386)         140,110           55,830
  Transfers for contract benefits and
   terminations.................................       (211,296)         (117,988)        (117,164)         (89,997)
  Contract maintenance charges..................         (2,552)            2,408             (121)           4,812
  Adjustments to net assets allocated to
   contracts in payout period...................             --                --               --               --
                                                     ----------      ------------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions....................        143,889           257,847          101,099          269,765
                                                     ----------      ------------       ----------       ----------
Increase (Decrease) in Net Assets...............        622,206          (829,366)         704,927         (690,304)
Net Assets -- Beginning of Period...............      1,667,178         2,496,544        1,029,004        1,719,308
                                                     ----------      ------------       ----------       ----------
Net Assets -- End of Period.....................     $2,289,384      $  1,667,178       $1,733,931       $1,029,004
                                                     ==========      ============       ==========       ==========
Changes in Units (000's):
Unit Activity 0.45% to 1.50% Class A
 Issued.........................................             --                --               --               --
 Redeemed.......................................             --                --               --               --
                                                     ----------      ------------       ----------       ----------
 Net Increase (Decrease)........................             --                --               --               --
                                                     ==========      ============       ==========       ==========
Unit Activity 0.25% to 0.45% Class B
 Issued.........................................             88               216               32               40
 Redeemed.......................................            (74)             (206)             (23)             (25)
                                                     ----------      ------------       ----------       ----------
 Net Increase (Decrease)........................             14                10                9               15
                                                     ==========      ============       ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements

December 31, 2009

1. Organization

AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 301 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT") or AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the following separate Variable Investment Options:

AXA Premier VIP Trust*
----------------------
o AXA Moderate Allocation
o Multimanager Aggressive Equity
o Multimanager Multi-Sector Bond(1)
o Multimanager Small Cap Value
o Multimanager Technology

EQ Advisors Trust*
------------------
o EQ/AllianceBernstein International
o EQ/BlackRock International Value
o EQ/Capital Guardian Research
o EQ/Common Stock Index(2)
o EQ/Equity 500 Index
o EQ/Intermediate Government Bond Index(3)
o EQ/Large Cap Growth PLUS
o EQ/Large Cap Value PLUS
o EQ/Money Market

----------

 (1) Formerly known as Multimanager High Yield
 (2) Formerly known as EQ/AllianceBernstein Common Stock
 (3) Formerly known as EQ/AllianceBernstein Intermediate Government Securities
 * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits under certain group annuity Contracts and certificates ("Contracts") in connection with individual retirement annuities and tax-sheltered annuity arrangements.

Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

In the normal course of business the Variable Investment Options of the Account enter into Contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

of the revised guidance did not have an impact on the net assets of the Account.

Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from the Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed rate account, reflected in the General Account). Contractowners may allocate amounts in their individual accounts to Variable Investment Options, and/or to the guaranteed rate account of AXA Equitable's General Account. Transfers between funds including the guaranteed rate account, net, represent amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed rate account. The net assets of any Variable Investment Option may not be less than the aggregate of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

Transfers for Contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Included in Contract maintenance charges are administrative charges deducted quarterly under the Contracts.

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Fair Value Disclosures

Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2009

3. Fair Value Disclosures (Concluded)

Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As of December 31, 2009, the Account did not hold an investments with significant unobservable inputs (Level 3).

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                  Purchases       Sales
                                                ------------- -------------
AXA MODERATE ALLOCATION......................    $2,657,161    $ 2,127,646
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........     3,896,152      4,307,923
EQ/BLACKROCK INTERNATIONAL VALUE.............       529,736        326,581
EQ/CAPITAL GUARDIAN RESEARCH.................       135,482        128,414
EQ/COMMON STOCK INDEX........................     1,434,843      3,345,394
EQ/EQUITY 500 INDEX..........................     1,020,305        533,469
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       221,076        731,005
EQ/LARGE CAP GROWTH PLUS.....................       307,273        282,671
EQ/LARGE CAP VALUE PLUS......................       853,603        684,748
EQ/MONEY MARKET..............................     8,122,989     12,714,979
MULTIMANAGER AGGRESSIVE EQUITY...............       210,282        306,650
MULTIMANAGER MULTI-SECTOR BOND...............       179,016        125,896
MULTIMANAGER SMALL CAP VALUE.................     1,128,771        972,746
MULTIMANAGER TECHNOLOGY......................       336,143        238,199

5. Expenses and Related Party Transactions

The assets of each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans"). The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Fund attributable to its Class B shares in respect to activities primarily intended to result in the sale of Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12 b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

AXA Equitable and its affiliates serve as investment manager of the Portfolios of the Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to the Trusts and are responsible for retaining or discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual Portfolios and range from a low of 0.07% to a high of 1.19% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors LLC, ("AXA Advisors") and


                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2009

5. Expenses and Related Party Transactions (Concluded)

AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P.
("AllianceBernstein")), serves as an investment advisor for the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index and EQ/Equity 500 Index, as well as a portion of EQ/Large Cap Value PLUS, and Multimanager Aggressive Equity. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Equitable performs all marketing and service functions under the Contract. No commissions are paid for these services.


6. Contractowners Charges

The following charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts:


o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.
o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund. Direct operating expenses include charges for auditing, printing and mailing expenses.

Under the Contracts, AXA Equitable reimburses the EQ/Money Market, EQ/Common Stock Index, EQ/Intermediate Government Bond Index, and AXA Moderate Allocation Variable Investment Options for the excess of the aggregate expense charges of each Fund (including investment advisory fees and certain other Trust expenses attributable to assets of each Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets for EQ/Common Stock Index, EQ/Intermediate Government Bond Index, and AXA Moderate Allocation, and 1.0% for EQ/Money Market. In addition, AXA Equitable voluntarily reimburses Multimanager Multi-Sector Bond, Multimanager Aggressive Equity, and EQ/AllianceBernstein International for aggregate expenses in excess of 1.5% of each Fund's average daily net assets. The voluntary expense limitation may be discontinued by AXA Equitable at its discretion. The above expense reimbursement is disclosed in the Statements of Operations as Reduction for expense limitation.

If the annual amount of management fees applicable to the EQ/Money Market Portfolio and the EQ/Intermediate Government Bond Index Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, AXA Equitable will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. AXA Equitable has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time. Any such reimbursements are reflected in the net unit value of the Fund and are included in the Statements of Operations as a Reduction for expense limitation.

A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin. Participant's unit balances are reduced and proceeds are credited to AXA Equitable in payment of the participant's service charge which will not exceed $30 per year.

The following are deducted at the time of transaction from the amounts being transacted:

SEP and SIMPLE enrollment--$25 fee upon enrollment collected either from the employer, or deducted from the first contribution.

Annuity administrative charge--if an annuity option is elected, a $350 charge is deducted from the amount used to purchase the annuity. This charge may be higher depending on the annuity purchase rate.

Taxes--a charge designed to approximate certain taxes that may be imposed and deducted from the amount applied to provide an annuity payout option.

Withdrawal charge (where applicable)--7% charge, not to exceed interest earned, on amounts withdrawn or transferred from Guaranteed rate account before the account's maturity. There are exceptions to withdrawal charge. Charge deducted at time of transfer.


7. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (including administrative charges and direct operating expenses) exclude the effect of expenses of the underlying fund Portfolios and charges made directly to Contractowner accounts through redemption of units.


                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2009

7. Accumulation Unit Values (Continued)


                                                                         Years Ended December 31,
                                                                        ---------------------------
                                                                             2009          2008
                                                                        ------------- -------------
AXA Moderate Allocation
-----------------------
Unit value, end of period..............................................   $ 114.93      $   98.02
Net Assets (000's).....................................................   $ 28,776      $  26,086
Number of units outstanding, end of year (000's).......................        250            266
Expense Ratio..........................................................       0.04%          0.40%
Total Return*..........................................................      17.25%        (24.58)%
EQ/AllianceBernstein International
----------------------------------
Unit value, end of period..............................................   $  16.76      $   13.25
Net Assets (000's).....................................................   $  4,638      $   4,009
Number of units outstanding, end of period (000's).....................        277            305
Expense Ratio..........................................................       0.90%          0.57%
Total Return*..........................................................      26.49%        (50.83)%
EQ/BlackRock International Value
--------------------------------
Unit value, end of period..............................................   $  14.04      $   10.83
Net Assets (000's).....................................................   $  1,768      $   1,225
Number of units outstanding, end of year (000's).......................        126            113
Expense Ratio..........................................................       0.45%          0.45%
Total Return*..........................................................      29.64%        (43.27)%
EQ/Capital Guardian Research (b) (d)
------------------------------------
Unit value, end of period..............................................   $   7.61      $    5.80
Net Assets (000's).....................................................   $    723      $     542
Number of units outstanding, end of year (000's).......................         95             93
Expense Ratio..........................................................       0.25%          0.25%
Total Return*..........................................................      31.21%        (39.83)%
EQ/Common Stock Index
---------------------
Unit value, end of period..............................................   $ 158.29      $  123.10
Net Assets (000's).....................................................   $ 36,761      $  30,679
Number of units outstanding, end of period (000's).....................        232            250
Expense Ratio..........................................................       0.01%          0.57%
Total Return*..........................................................      28.59%        (44.15)%
EQ/Equity 500 Index
-------------------
Unit value, end of period..............................................   $   8.07      $    6.44
Net Assets (000's).....................................................   $  5,694      $   4,154
Number of units outstanding, end of year (000's).......................        706            645
Expense Ratio..........................................................       0.45%         (0.45)%
Total Return*..........................................................      25.31%        (37.60)%
EQ/Intermediate Government Bond Index
-------------------------------------
Unit value, end of period..............................................   $  72.07      $   73.39
Net Assets (000's).....................................................   $  5,197      $   5,861
Number of units outstanding, end of period (000's).....................         72             80
Expense Ratio..........................................................      (0.15)%         0.19%
Total Return*..........................................................      (1.80)%         3.63%
EQ/Large Cap Growth PLUS
------------------------
Unit value, end of period..............................................   $  11.26      $    8.39
Net Assets (000's).....................................................   $  1,838      $   1,362
Number of units outstanding, end of year (000's).......................        163            162
Expense Ratio..........................................................       0.45%          0.45%
Total Return*..........................................................      34.21%        (38.49)%
EQ/Large Cap Value PLUS (a) (c)
-------------------------------
Unit value, end of period..............................................   $   6.40      $    5.35
Net Assets (000's).....................................................   $  6,033      $   4,987
Number of units outstanding, end of period (000's).....................        943            939
Expense Ratio..........................................................       0.45%          0.45%
Total Return*..........................................................      19.63%        (43.27)%
EQ/Money Market
---------------
Unit value, end of period..............................................   $  37.57      $   37.58
Net Assets (000's).....................................................   $ 21,320      $  25,864
Number of units outstanding, end of year (000's).......................        567            688
Expense Ratio..........................................................       0.30%          0.29%
Total Return*..........................................................      (0.03)%         2.06%

                                                                               Years Ended December 31,
                                                                        ---------------------------------------
                                                                             2007         2006         2005
                                                                        ------------- ------------ ------------
AXA Moderate Allocation
-----------------------
Unit value, end of period..............................................   $  129.96    $  122.66    $  111.55
Net Assets (000's).....................................................   $  37,171    $  35,657    $  34,812
Number of units outstanding, end of year (000's).......................         286          291          312
Expense Ratio..........................................................        0.45%        0.52%        0.44%
Total Return*..........................................................        5.95%        9.96%        4.57%
EQ/AllianceBernstein International
----------------------------------
Unit value, end of period..............................................   $   26.95    $   24.20    $   19.66
Net Assets (000's).....................................................   $   8,983    $   8,471    $   5,811
Number of units outstanding, end of period (000's).....................         333          350          296
Expense Ratio..........................................................        0.66%        0.65%        0.63%
Total Return*..........................................................       11.36%       23.09%       14.79%
EQ/BlackRock International Value
--------------------------------
Unit value, end of period..............................................   $   19.09    $   17.40    $   13.91
Net Assets (000's).....................................................   $   2,329    $   1,743    $   1,589
Number of units outstanding, end of year (000's).......................         122          100          114
Expense Ratio..........................................................        0.45%        0.45%        0.45%
Total Return*..........................................................        9.71%       25.12%       10.38%
EQ/Capital Guardian Research (b) (d)
------------------------------------
Unit value, end of period..............................................   $    9.64           --           --
Net Assets (000's).....................................................   $     726           --           --
Number of units outstanding, end of year (000's).......................          75           --           --
Expense Ratio..........................................................        0.20%          --           --
Total Return*..........................................................       (3.60)%         --           --
EQ/Common Stock Index
---------------------
Unit value, end of period..............................................   $  220.41    $  213.59    $  193.56
Net Assets (000's).....................................................   $  62,612    $  70,568    $  71,864
Number of units outstanding, end of period (000's).....................         284          330          371
Expense Ratio..........................................................        0.59%        0.61%        0.49%
Total Return*..........................................................        3.19%       10.35%        3.93%
EQ/Equity 500 Index
-------------------
Unit value, end of period..............................................   $   10.32    $    9.88    $    8.62
Net Assets (000's).....................................................   $   7,294    $   5,548    $   4,875
Number of units outstanding, end of year (000's).......................         707          561          565
Expense Ratio..........................................................        0.45%        0.45%        0.45%
Total Return*..........................................................        4.45%       14.57%        3.89%
EQ/Intermediate Government Bond Index
-------------------------------------
Unit value, end of period..............................................   $   70.82    $   66.34    $   64.42
Net Assets (000's).....................................................   $   4,992    $   5,085    $   6,671
Number of units outstanding, end of period (000's).....................          70           77          103
Expense Ratio..........................................................        0.44%        0.32%        0.29%
Total Return*..........................................................        6.75%        2.99%        0.98%
EQ/Large Cap Growth PLUS
------------------------
Unit value, end of period..............................................   $   13.64    $   11.85    $   11.05
Net Assets (000's).....................................................   $   2,060    $   1,229    $   1,254
Number of units outstanding, end of year (000's).......................         151          104          114
Expense Ratio..........................................................        0.44%        0.43%        0.45%
Total Return*..........................................................       15.11%        7.29%        8.50%
EQ/Large Cap Value PLUS (a) (c)
-------------------------------
Unit value, end of period..............................................   $    9.43           --           --
Net Assets (000's).....................................................   $   9,796           --           --
Number of units outstanding, end of period (000's).....................       1,039           --           --
Expense Ratio..........................................................        0.41%          --           --
Total Return*..........................................................       (5.70)%         --           --
EQ/Money Market
---------------
Unit value, end of period..............................................   $   36.82    $   35.25    $   33.83
Net Assets (000's).....................................................   $  20,785    $  19,404    $  18,652
Number of units outstanding, end of year (000's).......................         564          550          551
Expense Ratio..........................................................        0.51%        0.50%        0.49%
Total Return*..........................................................        4.45%        4.19%        2.33%

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2009

7. Accumulation Unit Values (Concluded)


                                                                        Years Ended December 31,
                                                                        -------------------------
                                                                            2009         2008
                                                                        ----------- -------------
Multimanager Aggressive Equity
------------------------------
Unit value, end of period..............................................  $  32.92     $    23.97
Net Assets (000's).....................................................  $  2,726     $    2,054
Number of units outstanding, end of period (000's).....................        83             86
Expense Ratio..........................................................        --           0.46%
Total Return*..........................................................     37.34%        (46.83)%
Multimanager Multi-Sector Bond
------------------------------
Unit value, end of period..............................................  $  31.28     $    28.47
Net Assets (000's).....................................................  $  1,141     $    1,034
Number of units outstanding, end of period (000's).....................        36             36
Expense Ratio..........................................................        --           0.51%
Total Return*..........................................................      9.87%        (23.69)%
Multimanager Small Cap Value
----------------------------
Unit value, end of period..............................................  $  14.13     $    11.23
Net Assets (000's).....................................................  $  2,289     $    1,667
Number of units outstanding, end of period (000's).....................       162            148
Expense Ratio..........................................................      0.45%          0.45%
Total Return*..........................................................     25.82%        (38.13)%
Multimanager Technology (e)
---------------------------
Unit value, end of period..............................................  $  12.77     $     8.08
Net Assets (000's).....................................................  $  1,734     $    1,029
Number of units outstanding, end of year (000's).......................       136            127
Expense Ratio..........................................................      0.25%          0.25%
Total Return*..........................................................     58.04%        (47.22)%

                                                                              Years Ended December 31,
                                                                        -------------------------------------
                                                                             2007         2006        2005
                                                                        ------------- ----------- -----------
Multimanager Aggressive Equity
------------------------------
Unit value, end of period..............................................   $   45.08    $  40.61    $  38.77
Net Assets (000's).....................................................   $   3,908    $  4,085    $  4,093
Number of units outstanding, end of period (000's).....................          87         101         106
Expense Ratio..........................................................        0.65%       0.59%       0.48%
Total Return*..........................................................       11.01%       4.75%       7.84%
Multimanager Multi-Sector Bond
------------------------------
Unit value, end of period..............................................   $   37.31    $  36.35    $  33.22
Net Assets (000's).....................................................   $   1,425    $  1,337    $  1,387
Number of units outstanding, end of period (000's).....................          38          37          42
Expense Ratio..........................................................        0.76%       0.45%       0.59%
Total Return*..........................................................        2.64%       9.40%       2.58%
Multimanager Small Cap Value
----------------------------
Unit value, end of period..............................................   $   18.15    $  20.23    $  17.50
Net Assets (000's).....................................................   $   2,497    $  2,978    $  2,693
Number of units outstanding, end of period (000's).....................         138         147         154
Expense Ratio..........................................................        0.45%       0.45%       0.45%
Total Return*..........................................................      (10.28)%     15.59%       4.23%
Multimanager Technology (e)
---------------------------
Unit value, end of period..............................................   $   15.31    $  12.98    $  12.13
Net Assets (000's).....................................................   $   1,719    $  1,287    $  1,068
Number of units outstanding, end of year (000's).......................         112          99          88
Expense Ratio..........................................................        0.25%       0.25%       0.25%
Total Return*..........................................................       17.95%       7.03%      10.99%

----------
(a)  Units were made available for sale August 17, 2007.
(b)  Units were made available for sale July 6, 2007.
(c) A substitution of EQ/Large Cap Value PLUS was made for EQ/Alliance Growth and Income on August 17,2007.
(d) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guradian U.S. Equity on July 6, 2007.
* These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.


8. Investment Income ratio

Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Concluded)

December 31, 2009

8. Investment Income ratio (Concluded)


                                                               Years Ended December 31,
                                                ------------------------------------------------------
                                                   2009       2008       2007       2006       2005
                                                ---------- ---------- ---------- ---------- ----------
AXA Moderate Allocation......................       1.65%      3.66%      3.40%      2.85%      2.53%
EQ/AllianceBernstein International...........       2.66%      2.83%      1.49%      1.81%      1.99%
EQ/BlackRock International...................       2.28%      2.30%      1.94%      3.35%      1.51%
EQ/Capital Guardian Research.................       1.17%      1.07%      0.99%        --         --
EQ/Common Stock Index........................       2.05%      1.76%      1.20%      1.42%      1.02%
EQ/Equity 500 Index..........................       2.09%      1.72%      1.50%      1.58%      1.37%
EQ/Intermediate Government Bond Index........       1.25%      3.57%      4.54%      3.84%      3.67%
EQ/Large Cap Growth PLUS.....................       1.35%      0.12%      0.42%        --         --
EQ/Large Cap Value PLUS......................       2.65%      3.04%      1.58%        --         --
EQ/Money Market..............................       0.25%      2.28%      4.87%      4.65%      2.96%
Multimanager Aggressive Equity...............       0.39%      0.52%      0.10%      0.19%        --
Multimanager Multi-Sector Bond...............       4.91%      9.97%      7.83%      6.91%      8.18%
Multimanager Small Cap Value.................       1.10%      0.26%      0.30%      5.47%      4.30%
Multimanager Technology......................         --         --         --         --         --


                                     FSA-18

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24. Financial Statements and Exhibits

         (a) The following Financial Statements are included in Part B of the Registration Statement:

             The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 301 are included in the Statement of Additional Information.



         (b) Exhibits.

             The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

             1. (a) Resolutions of the Board of Directors of The Equitable Life
                    Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated
                    July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, previously filed with this Registration Statement, File No. 2-74667, on April 21, 1998.

             2. Not applicable.

             3. (a) Form of Sales Agreement, previously filed with this
                    Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Sales Agreement among Equitable, Separate Account No. 301 and Equitable Variable Life Insurance Company, as principal underwriter for The Hudson River Trust, previously filed with this Registration Statement No. 2-74667 on April 29, 1993, refiled electronically on August 3, 1998.

                (c) Distribution and Servicing Agreement among Equico
                    Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (d) Participation Agreement among EQ Advisors Trust, The
                    Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC) dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                (e) Sales Agreement among Equico, (now AXA Advisors, LLC)
                    Equitable and Equitable's Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (f) Form of Participation Agreement among AXA Premier VIP Trust, the Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC, incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

             4. (a) (1) Form of group variable annuity contract, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) (1) Form of group variable annuity certificate, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,178 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c) (1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,188 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                (d) (1) Form of group variable annuity contract, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (e) (1) Form of group variable annuity certificate, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,100 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,001 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (f) Plan of Operations, as amended, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (g) Form of Individual Retirement Annuity Contract under AXA
                    Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract No. 301-10,000-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (h) Form of Individual Retirement Annuity Contract under The
                    Equitable Life Assurance Society of the United States regarding the Flexible Premium Variable Deferred Annuity Contract, No.301-10,000-2002 (FL), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (i) Form of Individual Retirement Annuity Contract under AXA
                    Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract, No. 301-10,000-2002 (NC), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (j) Form of Individual Retirement Annuity Contract under AXA
                    Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract, No. 301-10,000-2002 (MA), previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (k) Form of Group Individual Retirement Annuity Contract under
                    AXA Equitable Life Insurance Company, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (l) Simple IRA Rider to Group Individual Retirement Annuity
                    Certificate, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

                (m) Roth IRA Rider to Group Individual Retirement Annuity
                    Certificate, No. 301-10,001-2002, previously filed with this Registration Statement No. 2-74667 on April 27, 2006.

             5. (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c) 300+ Series IRA Enrollment Form, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 2009.

             6. (a) Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, as amended January 1, 1997, previously filed with this Registration Statement No. 2-74667 on April 24, 1997.

                (b) Restated Charter of AXA Equitable, as amended December 6,
                    2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

                (c) By-Laws of The Equitable Life Assurance Society of the
                    United States, as amended November 21, 1996, previously filed with this Registration Statement No. 2-74667 on April 29, 1997.

                (d) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

             7. Not applicable.

             8. (a) Agreement, dated as of March 15, 1985, between Integrity
                    Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Administration and Servicing Agreement, dated as of May 1,
                    1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987, refiled electronically on August 3, 1998.

                (c) Amendment, dated September 30, 1988, to Administration and
                    Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989, refiled electronically on August 3, 1998.

                (d) Form of Participation Agreement among EQ Advisors Trust,
                    Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

             9. (a) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, previously filed with this Registration Statement No. 2-74667 on November 6, 1983, refiled electronically on August 3, 1998.

                (b) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (c) Opinion of Dodie Kent, Vice President and Counsel of
                    AXA Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 27, 2004.

                (d) Opinion and Consent of Dodie Kent, Vice President and
                    Counsel of AXA Equitable, previously filed with this Exhibit No. 9(d) to Registration Statement No. 2-74667 on Form N-4, filed on April 27, 2004.

                (e) Opinion and Consent of Dodie Kent, Esq., Vice President and
                    Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this post-effective amendment no. 41 on Form N-4 (File No. 2-74667) filed on April 27, 2007.

                (f) Opinion and Consent of Dodie Kent, Esq., Vice President and
                    Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, incorporated herein by reference to post-effective amendment no. 41 on Form N-4 (File No. 2-74667) filed on April 25, 2008.

                (g) Opinion and Consent of Dodie Kent, Esq., Vice President and
                    Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, previously filed with this post-effective amendment no. 41 on Form N-4 (File No. 2-74667) filed on April 24, 2009.

                (h) Opinion and Consent of Dodie Kent, Esq., Vice President and
                    Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

            10. (a) Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b) Powers of Attorney, filed herewith.

            11. Not applicable.

            12. Not applicable.

            13. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Senior Executive Vice President

*Claude Methot                              Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

     Separate Account No. 301 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

     AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

     The AXA Group Organizational Charts January 1st 2009 are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-160951) on Form N-4, filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 27. Number of Contractowners

         As of February 28, 2010 there were 3,661 participants in annuity contracts offered by the registrant all of which are non-qualified.

Item 28. Indemnification

         (a)   Indemnification of Directors and Officers

               The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable")provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

         (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

         (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

               (b) To the extent permitted by the law of the State or New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

         The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit of such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)   Indemnification of Principal Underwriter Not Applicable.

               Presently there is no Principal Underwriter of the Contracts. AXA Equitable provides marketing and sales services for distribution of the Contracts. No Commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and the number of plans sold.

         (c)   Undertaking

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) Not applicable. Presently there is no Principal Underwriter of the Contracts. See Item 28(b).

         (b)   See Item 25 of this Part C.

         (c)   Not applicable.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by AXA Equitable at: 500 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 23rd day of April, 2010.

                                             SEPARATE ACCOUNT NO. 301 OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                     (Registrant)

                                             By: AXA Equitable Life Insurance
                                             Company

                                             By: /s/ Dodie Kent
                                                --------------------------------
                                                Dodie Kent
                                                Vice President and Associate
                                                  General Counsel

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2010.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                (Depositor)

                                         By: /s/ Dodie Kent
                                            ---------------------------------
                                            Dodie Kent
                                            Vice President and Associate
                                              General Counsel
                                            AXA Equitable Life Insurance Company

         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer

*DIRECTORS:

Christopher M. Condron           Mary R. (Nina) Henderson       Joseph H. Moglia
Henri de Castries                James F. Higgins               Lorie A. Slutsky
Denis Duverne                    Peter S. Kraus                 Ezra Suleiman
Charlynn Goins                   Scott D. Miller                Peter J. Tobin
Anthony Hamilton


*By: /s/ Dodie Kent
     ------------------------
     Dodie Kent
     Attorney-in-Fact

April 23, 2010

                                 EXHIBIT INDEX

EXHIBIT NO.                                                          TAG VALUE
-----------                                                        -------------

9.(h)             Opinion and Consent of Counsel.                    EX-99.9h

10.(a)            Consent of PricewaterhouseCoopers LLP.             EX-99.10a

10.(b)            Powers of Attorney.                                EX-99.10b